IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT STRATEGY AND CHANGE TO FUND NAME

The purpose of this revised prospectus is to provide you with notice and information regarding a change in the investment strategy of the RiverNorth Marketplace Lending Corporation (the “Fund”) and a corresponding change to the Fund name.

The Fund’s current investment strategy is to, under normal market conditions, invest, directly or indirectly, at least 80% of its Managed Assets (as defined below) in marketplace lending investments. Effective as of May 22, 2020, the Fund, under normal market conditions, will invest, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income. Effective as of the March 23, 2020, the Fund’s name will change to RiverNorth Specialty Finace Corporation.

RiverNorth Specialty Finance Corporation

(Formerly RiverNorth Marketplace Lending Corporation)

(Ticker: RSF)

Prospectus

Dated October 29, 2018 (as revised March 23, 2020)

Common Stock

The Fund. RiverNorth Specialty Finance Corporation (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is operated as an interval fund. The Fund qualifies and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Investment Objective. The investment objective of the Fund is to seek a high level of current income. There can be no assurance that the Fund’s investment objective will be achieved.

Investment Strategies and Policies. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income.

Investing in the shares of common stock of the Fund (“Shares”) involves special risks that are described in the “Risks” section beginning on page 44 of this prospectus.

In addition, the Fund’s investments in Alternative Credit (as defined below) have special risks as described on page 17 of this prospectus, including the following:

•	The Fund is organized as a closed-end management investment company and its shares are listed for trading on the New York Stock Exchange (“NYSE”) (symbol: RSF). The last reported sale price of the Fund’s Shares, as reported by NYSE on March 16, 2020, was $15.82 per share. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.

•	Although the Shares are listed on the NYSE, there may be no or limited trading volume in the Fund’s Shares. Accordingly, investors may not be able to sell all or part of their Shares in a particular timeframe.

•	If the borrower of Alternative Credit (as defined below) in which the Fund invests is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or undercollateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

•	Substantially all of the Alternative Credit in which the Fund invests will not be guaranteed or insured by a third party. In addition, the Alternative Credit Instruments (as defined below) in which the Fund may invest will not be backed by any governmental authority.

•	Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds.

•	Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds (i.e., below investment grade securities). Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment.

•	Although the Fund is not permitted to invest in loans that are of subprime quality at the time of investment, an investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying loans, including Alternative Credit, will be made.

•	At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

•	As a result of the foregoing and other risks described in this Prospectus, an investment in the Fund is considered to be highly speculative.

•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collaterilzed loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans of small- and mid-sized companies; (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform; (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit, (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). The Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments, except that the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single platform (or a group of related platforms) and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. The Fund will not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund has no intention as of the date of this Prospectus to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. See “Investment Objective, Strategies and Policies” and “Risks—Investment Strategy Risks.” Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Alternative Credit.

Investment Adviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). See “Management of the Fund.”

The Offering. Effective as of June 7, 2019, the Fund ceased to continuously offer shares of its Common Shares, in connection with the listing of such Common Shares on the NYSE under the ticker symbol “RSF.” The Common Shares began trading on the NYSE on June 12, 2019. Common Shares may be purchased and sold in the secondary market.

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One or more registered management investment companies advised by the Adviser (a “RiverNorth Fund”) may purchase Shares. A RiverNorth Fund would be deemed to control the Fund until it owns less than 25% of the outstanding Shares. As a result of any such purchases, one or more RiverNorth Funds could become a controlling holder of the Fund’s Shares (“Shareholder”) and, in such a case, such Fund(s) would be able to exercise a controlling influence in matters submitted to a vote of the Shareholders. See “Risks—Structural and Market-Related Risks—Controlling Shareholder Risk.”

Repurchase Policy. The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”). The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased.

Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Shares will be repurchased at the net asset value (“NAV”) per Share determined as of the close of regular trading on the NYSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date. Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Directors. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” and “Repurchase Policy” below.

Listed Closed-End Fund. The Fund is organized as a closed-end management investment company and its shares have been listed for trading on the NYSE since June 12, 2019. The Fund’s NAV per Share as of the close of business on March 16, 2020 was $ 19.51 per Share and last reported sale price of the Fund’s Shares, as reported by NYSE on that day was $15.82 per Share, representing a 18.91% discount to such NAV.

The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  Shares of closed-end funds frequently trade at a discount to NAV and there is a risk that you will not be able to sell your Shares at a price higher than or equal to NAV. This risk is separate and distinct from the risk that the Fund’s NAV will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and limited liquidity.

Leverage. As of the date of this prospectus, the Fund utilized, and intends to continue to utilize, leverage for investment and other purposes, such as for satisfying repurchase requests or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act. In addition, as of March 16, 2020 , the Fund had outstanding 1,656,000 shares of 5.875% Series A Term Preferred Stock Due 2024 (“Series A Preferred Stock”). As of March 16, 2020, the Fund’s leverage from Borrowings and its issuance of Series A Preferred Stock was approximately 26% of its Managed Assets. The cost associated with any issuance and use of leverage is borne by Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Leverage Risks.”

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing in the Shares. You are advised to read this prospectus carefully and to retain it for future reference. A Statement of Additional Information dated October 29, 2018 (as supplemented) (the “SAI”) containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page 88 of this prospectus), annual and semi-annual reports to Shareholders (when available) and other information about the Fund or make shareholder inquiries by calling (844) 569-4750, by writing to the Fund at P.O. Box 219184, Kansas City, Missouri, 64121-9184, or by visiting the Fund’s and the Adviser’s website at http://www.rivernorth.com. Please note that the information contained in the Fund’s or Adviser’s website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. The SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.

Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

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The date of this Prospectus is October 29, 2018 (as revised March 23, 2020)

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund at www.rivernorth.com, or by calling toll-free at 1-844-569-4750. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

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PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock (“Shares”) offered by this prospectus. You should carefully read the entire prospectus and the Statement of Additional Information dated October 29, 2018 (as supplemented) (the “SAI”), particularly the section entitled “Risks.”

The Fund. RiverNorth Specialty Finance Corporation (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that is operated as an interval fund. As of March 16, 2020, the Fund had 6,132,314.000 Shares outstanding and net assets applicable to such Shares of $119,612,045. In addition, as of March 16, 2020, the Fund had outstanding 1,656,000 shares of 5.875% Series A Term Preferred Stock Due 2024 (“Series A Preferred Stock”),

The Offering. Effective as of June 7, 2019, the Fund ceased to continuously offer shares of its Common Shares, in connection with the listing of such Common Shares on the NYSE under the ticker symbol “RSF.” The Common Shares began trading on the NYSE on June 12, 2019. Common Shares may be purchased and sold in the secondary market..

One or more registered management investment companies advised by the Adviser (a “RiverNorth Fund”) may own Shares of the Fund. A RiverNorth Fund would be deemed to control the Fund until it owns less than 25% of the outstanding Shares. As a result of any such purchases, one or more RiverNorth Funds could become a controlling Shareholder of the Fund and, in such a case, such Fund(s) would be able to exercise a controlling influence in matters submitted to a vote of the Shareholders. See “Risks—Structural and Market-Related Risks—Controlling Shareholder Risk.”

Investment Objective. The investment objective of the Fund is to seek a high level of current income. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Shares and shares of preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Investment Strategies and Policies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, business development companies (“BDCs”), real estate investment trusts (“REITs”), special purpose acquisition companies (“SPACs”), private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), collaterilzed loan obligations (“CLOs”) and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to small- and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit, (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). The Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments, except that the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single platform (or a group of related platforms) and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. See “Risks—Investment Strategy Risks—Platform Concentration Risk.” The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund has no intention as of the date of this Prospectus to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. For a general discussion of Alternative Credit and Alternative Credit Instruments, see “—Alternative Credit” below and “Investment Policies and Techniques—Alternative Credit” in the SAI. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Alternative Credit.

Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. See “Risks—Investment Strategy Risks—Credit and Below Investment Grade Securities Risk.” The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Investment Strategy Risks.”

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this prospectus regarding the Fund’s investment strategies and policies are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

Investment Adviser. RiverNorth Capital Management, LLC, a registered investment adviser (the “Adviser”), is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. As of January 31, 2020, the Adviser managed approximately $4.65 billion as adviser or subadviser for five registered open-end management investment companies, five other registered closed-end management investment companies, three private investment funds and an institutional separately managed account. See “Management of the Fund.”

Investment Philosophy and Process. The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Investment Objective, Strategies and Policies—Investment Philosophy and Process” and “Determination of Net Asset Value” below.

Repurchase Policy. The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer.” Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Directors. The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase Shares on a pro-rata basis or may, subject to the approval of the Board of Directors, increase the number of Shares to be repurchased.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” below.

Shareholders will be notified in writing of each repurchase offer under the repurchase policy. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE typically as of the date a repurchase offer ends, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Repurchase Policy” below.

Specialty Finance Companies.

Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features which may be more or less attractive during different points in the market cycle. Under normal market conditions, the Advisor will invest the Fund’s Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. See “Risks—Investment Strategy Risks—Specialty Finance and Other Financial Companies Risk.”

Alternative Credit.

General. Alternative credit is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the alternative credit platforms may retain on their balance sheets a portion of the loan portfolios they originate. In alternative credit, loans are originated through online platforms that provide a marketplace that matches small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). The Fund intends to hold its Alternative Credit investments until maturity.

The Fund’s Alternative Credit investments currently originate from lending platforms based in the United States. A small number of alternative credit platforms originate a substantial portion of their Alternative Credit investments in the United States. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Alternative Credit. The Fund has entered into purchase agreements with platforms, which outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements is similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund has greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund seeks to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Alternative Credit. See “Risks—Investment Strategy Risks—Platform Concentration Risk” and “Risks—Investment Strategy Risks—Servicer Risk”

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to alternative credit platforms and purchasers of Alternative Credit. In light of recent decisions, if upheld and widely applied, certain alternative credit platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans would be subject to diminished returns and/or the platform subject to fines and penalties. As a result, large amounts of Alternative Credit purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished returns, thereby causing losses for Shareholders. See “Investment Objective, Strategies and Policies—Alternative Credit” and “Risks—Investment Strategy Risks—Regulatory and Other Risks Associated with Platforms and Alternative Credit.”

Alternative Credit and Pass-Through Notes. As noted above, the underlying Alternative Credit origination processes employed by each platform may vary significantly. The principal amount of each loan is advanced to the borrower by a bank (the “funding bank”). The operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As an alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on Alternative Credit or Pass-Through Notes (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Alternative Credit from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Alternative Credit to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Alternative Credit often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Alternative Credit may be secured (generally in the case of SME loans and real estate-related loans) or unsecured. For example, real estate Alternative Credit may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure Alternative Credit can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. An active secondary market for the Alternative Credit does not currently exist and an active market for the Alternative Credit may not develop in the future. See “Investment Objective, Strategies and Policies—Alternative Credit—Alternative Credit and Pass-Through Notes.”

Asset-Backed Securities. The Fund also may invest in Alternative Credit, through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risks.”

Private Investment Funds. The Fund may invest up to 10% of its Managed Assets in private investment funds that invest in Alternative Credit. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Alternative Credit originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Alternative Credit and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Alternative Credit through the private investment fund rather than directly from the operator of the platform. See “Risks—Investment Strategy Risks—Private Investment Funds Risk.”

Other Investments in Alternative Credit Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. See “Risks—Investment Strategy Risks—Investments in Platforms Risk” and “Risks—Other Investment-Related Risks.”

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Alternative Credit and/or other Alternative Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Alternative Credit and other instruments that the Fund may hold directly. As of the date of this Prospectus, the Fund did not own any Subsidiaries. See “Risks—Structural and Market-Related Risks—Subsidiary Risk.”

Business Development Companies.

BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, financing a BDC includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. See “Risks—Investment Strategy Risks—Business Development Company Risk.”

Closed-End Funds.

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. “Risks—Investment Strategy Risks—Closed-End Investment Companies Risk.”

REITs and Other Mortgage-Related Securities.

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risk, Mortgage-Backed Securities Risk and Real Estate Investment Risk.”

Special Purpose Acquisition Companies.

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Investment Funds.

Private Investment Funds may require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in private investment funds, the Fund can offer shareholders access to certain asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to private investment funds on terms consistent with those offered to similarly-sized institutional investors. Furthermore, the Fund believes that investments in private investment funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Collateralized Loan Obligations.

CLOs are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). In cash flow CLOs, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 to 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt. See “Risks—Investment Strategy Risks—CLO Risk.”

Other Financial Companies.

The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Equity Securities.

Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See “Risks— Other Investment-Related Risks—Equity Securities Risks”

Investment Grade Debt Securities.

Investment grade bonds of varying maturities issued by governments, corporations and other business entities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. See “Risks—Investment Strategy Risk—Corporate Debt Risk and Other Investment-Related Risks—Debt Securities Risk.”

Non-Investment Grade Debt Securities.

Fixed income securities of below-investment grade quality are commonly referred to as "high-yield" or "junk" bonds. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below "Baa" by Moody's Investors Services, Inc., below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Advisor. See “Risks—Investment Strategy Risks—Fixed-Income Risk” and “Credit and Below Investment Grade Securities Risk”

Mortgage-Back Securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the prepayments for reinvestment.

Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. See “Risks—Investment Strategy Risks—Mortgage-Backed Securities Risks”

Asset-Backed Securities.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risk”

Listed Closed-End Fund. The Fund is organized as a closed-end management investment company and its shares have been listed for trading on the NYSE since June 12, 2019. The Fund’s NAV per Share as of the close of business on March 16, 2020 was $19.51 per Share and last reported sale price of the Fund’s Shares, as reported by NYSE on that day was $15.82 per Share, representing a 18.91% discount to such NAV.

The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to NAV and there is a risk that you will not be able to sell your Shares at a price higher than or equal to NAV. This risk is separate and distinct from the risk that the Fund’s NAV will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and limited liquidity.

Distributions. Effective July 2019, the Fund adopted a level-distribution plan (“LDP”) whereby the Fund will make monthly distributions to its common shareholders at an annual minimum fixed rate of 10% based on the NAV of the Fund’s Common Shares as of the last business day of the Fund’s fiscal year, which is June 30. The purpose of the LDP is to provide shareholders with a predictable fixed minimum rate of distribution. The Advisor believes the LDP may have the effect of narrowing or eliminating the share price discount to NAV, if any, at which the Fund’s shares trade, although there can be no assurance in this regard.

While the goal of the LDP is to set a minimum distribution rate, it does entail some risks. The distribution rate of 10% may exceed the Fund’s net investment income and, as a result, distributions could include return of shareholder capital. A return of capital should not be considered by shareholders as yield or total return on their investment in the Fund and, as such, shareholders should not assume that all distributions under the LDP are reflective of the Fund’s investment performance. In addition, any such returns of capital will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

See “Risks—Structural and Market-Related Risks—Distribution Policy Risks.”

The Fund may in the future seek to file an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to the Shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount. There can be no assurance that the staff of the SEC will grant such relief to the Fund. See “Distributions” in this Prospectus.

Dividend Reinvestment Plan. The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Registered owners of the Shares will automatically be a participant under the Fund’s dividend reinvestment plan (the “Plan”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares of equivalent value, unless such registered owner, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A registered owner receiving Shares under the Plan instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to amend or terminate the Plan at any time.

Effective with Fund’s listing on the NYSE, the Plan was amended to permit DST Systems, Inc. (the “Plan Administrator”) to purchase the Fund’s Common Shares in the secondary market under certain circumstances. Whenever the Fund declares a dividend payable in cash on such Common Shares, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in additional Common Shares. The shares will be acquired by the Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchasing outstanding shares on the open market on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases. In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750. See “Dividend Reinvestment Plan” below.

Expense Reimbursement.

The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through October 28, 2020. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. This agreement may only be terminated by the Board of Directors. See “Expense Reimbursement.”

Use of Leverage. As of the date of this prospectus, the Fund utilized, and intends to continue to utilize, leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act.

On September 5, 2017, the Fund entered into a credit agreement with The Huntington National Bank as lender (the “Credit Agreement”), which provided the Fund with a maximum Borrowing capacity of $20 million. On December 6, 2019, the Credit Agreement was terminated.

As of March 16, 2020, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. For the fiscal year ended June 30, 2019, the average liquidation preference since the issuance of such Series A Preferred Stock was approximately $25.00. The Series A Preferred Stock ranks senior in right of payment to the Shares. As of March 16, 2020, the Fund’s leverage from Borrowings and its issuance of Series A Preferred Stock was approximately 26% of its Managed Assets.

There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares pursuant to this prospectus, there could be an adverse impact on the return to Shareholders.

As noted above, under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its Shares, or repurchase its Shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock, including Series A Preferred Stock, to the extent necessary in order to maintain the required asset coverage. Holders of shares of such preferred stock, including Series A Preferred Stock (“preferred shareholders”), voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund would be elected by Shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock, including Series A Preferred Stock, for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the preferred stock of the Fund, including Series A Preferred Stock, may be more stringent than those imposed by the 1940 Act; however, it is not anticipated (as is the case with the Series A Preferred Stock) that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, including Series A Preferred Stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to Shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock. See “Use of Leverage” below for further discussion of the requirements and restrictions typically associated with the use of leverage.

So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of any preferred stock, including Series A Preferred Stock, exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Preferred Stock, does not exceed the costs of such Borrowings or preferred stock, the return to Shareholders will be less than if leverage had not been used. The cost associated with any issuance and use of leverage is borne by the Shareholders and results in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. See “Use of Leverage.”

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

SPECIAL RISK CONSIDERATIONS

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Risks” beginning on page 44 of this Prospectus, before investing in the Shares.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

Investment Strategy Risks:

The risks listed below are in alphabetical order and specifically apply to the investments of the Fund. See “Risks—Other Investment-Related Risks” for a discussion of additional risks associated with the Fund’s investments.

Asset-Backed Securities Risks. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Alternative Credit default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Business Development Company Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

BDCs in which the Fund typically invests may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises. During the last recession, U.S. and global capital markets experienced a period of disruption caused by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments and the failure of major financial institutions. These events had material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or otherwise increased the costs of such capital and/or resulted in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. While current conditions have improved, a return of severe disruption and instability in the financial markets or deterioration in credit and financing conditions could have a material adverse effect on the profitability, financial condition and operations of the BDCs in which the Fund invests.

The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Advisor may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk. The Fund’s investments in CLOs, which are financing structures created prior to and in anticipation of CLO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles, in each case structured as 3(c)(1) or 3(c)(7) funds, are not included for purposes of the Fund’s 15% limitation on private investment funds.

Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Competition for Assets Risk. The current alternative credit market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Alternative Credit Instruments as the alternative credit industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Alternative Credit Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Alternative Credit Instruments, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Alternative Credit Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk. See “—Platform Concentration Risk.”

The commercial lending business is highly competitive and Alternative Credit platforms compete with other Alternative Credit platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Alternative Credit investments and other Alternative Credit Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Alternative Credit and investor ability and desire to invest in Alternative Credit and other Alternative Credit Instruments.

Corporate Debt Risk. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, as well as instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO. Such below investment grade securities are commonly referred to as “junk” or “high yield” securities. Such securities instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. In addition, these securities and instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding loan may be lower, in some cases significantly lower, than expected.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance. See “—Information Technology Risk” below.

The interest rates on loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the loans may adversely impact the ability of the Fund to receive returns on its instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate-related loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan. See “Investment Policies and Techniques—Alternative Credit—Additional Considerations with Regard to Real Estate Alternative Credit Instruments” in the SAI for additional discussion of real estate-related loans and the risks associated with such loans. See also “—Platform Reliance Risk” below.

Credit Risk. Certain of the loans in which the Fund may invest may represent obligations of SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on the Fund’s investment in loans, the delinquency and default experience on the these instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of the Fund’s investment in loans when analyzing an investment in the Shares.

Default Risk. The ability of the Fund to generate income through its investment in loans is dependent upon payments being made by the borrower underlying such instruments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. As of March 16, 2020 , approximately 4.17% of the Fund’s Managed Assets were invested in defaulted loans.

A substantial portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. After a limited period of time following the final maturity date of a Pass-Through Note (typically, a year), platforms may not have any obligation to make late payments to the lenders even if the borrower has submitted such a payment to the platform. In such case, the platform is entitled to such payments submitted by the borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan.

The Fund’s investment in certain loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the platform’s ability to collect on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured. See “Risks—Investment Strategy Risks—Default Risk.”

First Loss Risk of CLO Equity and Subordinated Securities. CLOs, equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which the Fund is invested.

Fixed Income Risk. The Fund may invest directly or indirectly in fixed income securities, including high yield junk bonds. Fixed income securities increase or decrease in value based on changes in interest rates. If interest rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if interest rates fall, the value of the fixed income securities generally increases. Junk bonds may provide greater income and opportunity for gain, but entail greater risk of loss of principal. The issuer of a fixed income security may not be able to make interest and principal payments when due. With regard to junk bond issuers, the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation may be more at risk. Some of the related risks of fixed income securities include:

•	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.

•	High Yield Securities/Junk Bond Risk. The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal.

•	Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. All U.S. Government obligations are subject to interest rate risk.

•	Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

•	Sovereign Obligation Risk. The Fund may invest in sovereign debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in the Fund’s lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk. Multiple banks may originate loans for lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the platforms that originate the Fund’s investment in loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Fund’s investment in loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of the Fund’s investment in loans is comprised of loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the loans and could impact Fund performance. Further, the concentration of the loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk. Certain of the Fund’s investment in loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of such loans and to service and administer loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of loans.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	often operate at a financial loss;

•	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.

The success of a platform is dependent upon payments being made by the borrowers of loan originated by the platform. Any increase in default rates on a platform’s loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform. See also “—Small and Mid-Capitalization Investing Risk.”

Illiquidity Risk. Alternative Credit investments generally have a maturity between six months to five years. Investors acquiring Alternative Credit investments and other Alternative Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Alternative Credit investments and other Alternative Credit Instruments may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and are not listed on any securities exchange. Accordingly, those Alternative Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Alternative Credit and such other Alternative Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Alternative Credit investments until maturity. The Fund may not be able to sell any of its Alternative Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Alternative Credit Instruments may be adversely affected. Moreover, certain Alternative Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

The Fund may also invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may lapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Limited Operating History of Platforms Risk. Many of the platforms, and alternative credit in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Alternative Credit and the long term outlook of the industry is uncertain. In addition, because Alternative Credit investments are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Market Discount From Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value per common share could decrease as a result of its investment activities. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of the Fund’s distributions, the Fund’s expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit.

Furthermore, Alternative Credit may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Alternative Credit investment will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Alternative Credit investment, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities Risk. Mortgage-backed securities have several risks, including:

•	Credit and Market Risks of Mortgage-Backed Securities: the mortgage loans or the guarantees underlying the mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

•	Prepayment Risk of Mortgage-Backed Securities: in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield.

•	Extension Risk of Mortgage-Backed Securities: in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•	Inverse Floater, Interest- and Principal-Only Securities Risk: these securities are extremely sensitive to changes in interest rates and prepayment rates.

•	Illiquidity of Mortgage Markets: the mortgage markets are currently facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s).

A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms.

An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Platform Reliance Risk. The Fund is dependent on the continued success of the platforms that originate the Fund’s Alternative Credit Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Alternative Credit investments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Alternative Credit originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

The Fund may have limited knowledge about the underlying Alternative Credit in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Alternative Credit Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described under “Investment Objective, Strategies and Policies—Investment Philosophy and Process.” As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Alternative Credit investment and borrower. See also “—Credit and Interest Rate Analysis Risk” above.

In addition, when the Fund owns fractional loans and certain other Alternative Credit Instruments, the Fund and its custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. See “—Servicer Risk” below.

Each of the platforms from which the Fund will purchase Alternative Credit Instruments retains an independent auditor to conduct audits on a routine basis.

Preferred Stock Risk. Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Alternative Credit). In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the Fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk. The Fund, as a direct and indirect holder of securities issued by private investment funds, will bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a private investment fund may be higher than if the manager of the private investment fund managed the Fund’s assets directly. The performance fees charged by certain private investment fund may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private investment fund are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private investment fund are not entitled to the protections of the 1940 Act. For example, private investment fund need not have independent boards, shareholder approval of advisory contracts may not be required, the private investment fund may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Investment Risk. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs, which expose investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially magnify the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs.

Regulatory and Other Risks Associated with Platforms and Alternative Credit. The platforms through which Alternative Credit are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. For example, these laws, rules and regulations may require extensive disclosure to, and consents from, applicants and borrowers, impose fair lending requirements upon lenders and platforms and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Alternative Credit or collect on Alternative Credit. See “Risks—Investment Strategy Risks—Regulatory and Other Risks Associated with Platforms and Alternative Credit.”

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and alternative credit in particular also could impact the manner in which the alternative credit industry conducts its business. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense. For example, in May 2016, the U.S. Treasury Department issued a white paper regarding its review of the online alternative credit industry. The white paper provided policy recommendations, highlighted the benefits and risks associated with online alternative credit and set forth certain best practices applicable to established and emerging market participants, among other things. The white paper is part of a multi-stage process led by the U.S. Treasury Department, in consultation with other regulatory agencies, to inform appropriate policy responses. The U.S. Treasury Department’s focus on alternative credit signifies the increasing spotlight on the industry and could ultimately result in significant and sweeping changes to the current regulatory framework governing alternative credit. On July 31, 2018 the U.S. Treasury Department released its report on the regulatory landscape for financial technology, which was conceptually supportive of alternative credit and related financial technology practices. The Office of the Comptroller of the Currency (“OCC”) has proposed a new type of national bank charter for fintech companies, which could include alternative credit lenders. That action is being challenged in court by state banking regulators. In late 2016 and 2017, both the OCC and the FDIC published guidance concerning third party lending relationships and specifically addressed managing risks related to alternative credit programs. In addition, some states such as California are requesting information from alternative credit lenders and other states such as Colorado are engaging in litigation with alternative credit lenders and the bank funding model. New York issued a report in July 2018 on online lending calling for additional regulation and licensing. It is anticipated that continued evolution of the regulatory landscape will affect alternative credit and platform operators. See “—Risks Associated with Recent Events in the Alternative Credit Industry.”

Risk of Adverse Market and Economic Conditions. Alternative Credit default rates, and alternative credit generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Alternative Credit may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on Alternative Credit to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall alternative credit industry.

Risks of Concentration in the Financials Sector. A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Thus, the Fund’s concentration in securities of companies within industries in the financial sector may make it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Risk of Inadequate Guarantees and/or Collateral of Alternative Credit. To the extent that the obligations under an Alternative Credit investment are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent an Alternative Credit investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Alternative Credit investment. For example, with respect to real estate-related loans, which include loans used for financing real estate-related transactions, the real property security for an Alternative Credit investment may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Alternative Credit investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. See “Risks—Investment Strategy Risks—Risk of Inadequate Guarantees and/or Collateral of Alternative Credit.”

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Alternative Credit investments, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Risks Associated with Recent Events in the Alternative Credit Industry. The alternative credit industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Alternative Credit (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Alternative Credit and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Alternative Credit Instruments, either from LendingClub specifically or in general with respect to any Alternative Credit Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving an alternative credit platform, or the inability for alternative credit platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the alternative credit industry as a whole and, therefore, the Fund’s investments in Alternative Credit Instruments.

There has been increased regulatory scrutiny of the alternative credit industry, including the recent U.S. Department of the Treasury white paper and report, the Office of the Comptroller of the Currency white paper and state investigations into alternative credit platforms in California and New York. In addition, an increasing number of lawsuits have been filed alleging that the platforms are the true lender and not the funding banks, including by the State of Colorado against two platform operators. The West Virginia Attorney General challenged an arrangement where a consumer lender purchased and serviced loans made to residents of West Virginia by a South Dakota bank. The West Virginia courts found the non-bank consumer lender to be the true lender as it had the “predominant economic interest” in the loans. Because the rates charged by the non-bank lender exceeded usury limits, the loans were found to be unenforceable and the nonbank lender charged with penalties. The U.S. Supreme Court declined to hear an appeal of this case in 2015. In 2016, a borrower class action lawsuit was filed in New York federal court against LendingClub alleging among other theories that LendingClub was the true lender on loans it purchased from its funding bank. The court enforced the arbitration provision in the borrower’s loan agreement on an individual but not class basis. The case has since been settled. Two cases in California decided at approximately the same time came to different conclusions on this issue. A U.S. district court found the online lender to be the true lender. However, the court declined to award some $287 million in damages, but rather assessed a $10 million penalty based on the fact that the loan rates had been fully disclosed to borrowers. The damages award is being appealed. However, another U.S. district court in the same district found that loans made by a national bank and sold did not make the purchaser the true lender of the loans. In January 2017, the Attorney General of Colorado, acting as Administrator of the state’s Uniform Consumer Credit Code filed lawsuits in state court against two online lending platforms. The state contends that the platform operators are the true creditors of the loans, not the originating bank. The defendants removed both actions to federal court. However, the federal court has remanded the actions back to state court. The originating banks offensively filed declaratory judgment actions in federal court in Colorado asking the court to find that federal law preempts Colorado state law. Both actions were dismissed, however, one action is being appealed. It is possible that similar litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties. See “—Regulatory and Other Risks Associated with Platforms and Alternative Credit” above.

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by alternative credit platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund. See “Risks—Investment Strategy Risks—Regulatory and Other Risks Associated with Platforms and Alternative Credit.”

Small and Mid-Capitalization Investing Risk. The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of alternative credit platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through an alternative credit platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks that apply to small capitalization companies apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of alternative credit platforms or other issuers that are small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Investments in instruments issued by, or loans of, small capitalization companies may also be more difficult to value than other types of investments because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. See also “—Small and Mid-Capitalization Investing Risk” above.

Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company's access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company's financial condition or prospects, could adversely affect such company's business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. For example, recent laws and regulations contain provisions limiting the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund's investments in specialty finance and other financial companies. Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls. See "Risks—Specialty Finance and Other Financial Companies Risk."

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk. The treatment of Alternative Credit and other Alternative Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the alternative credit industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. Chapman and Cutler LLP has given the Fund its opinion that the issuer of such loans will be the identified borrowers in the loan documentation. However, if the IRS were to disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans, the Fund would not satisfy the regulated investment company diversification tests. Chapman and Cutler LLP has given its opinion that, if the Fund follows its methods of operation as described in the Registration Statement and its compliance manual, the Fund will satisfy the regulated investment company diversification tests.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies. See “U.S. Federal Income Tax Matters.”

Structural and Market-Related Risks:

The risks listed below are in alphabetical order and generally relate to the structure of the Fund, as opposed to any specific investments of the Fund (which are listed under “—Investment Strategy Risks” and “Risks—Other Investment-Related Risks”), and the risks associated with general market and economic conditions.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Shareholders of opportunities to sell their Shares. However, the Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make an election to be subject to the MCSAA. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Controlling Shareholder Risk. The Shares may be held by a Shareholder, such as a RiverNorth Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. As long as a RiverNorth Fund holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund. As a majority Shareholder, the RiverNorth Fund(s) also would have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Adviser is the investment adviser of the Fund and each of the RiverNorth Funds.

Cyber Security Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, Underwriter and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Distribution Policy Risks. The Fund makes distributions to Shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a Shareholder’s original investment in the Shares, and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, Shareholders will experience a reduction in the basis of their Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Shares. Upon a sale of their Shares, Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Shareholder and the Shareholder’s federal income tax basis in the Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a Shareholder to pay a tax on capital gains with respect to Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.

The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's Financial Leverage could increase, which could further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk. Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. The Fund’s investment in such instruments means that the NAV and market price of the Shares will tend to decline if market interest rates rise. These risks may be greater in the current market environment because interest rates are near historically low levels. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities and loans in which the Fund may invest, particularly given the current market environment. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates.

The Fund’s use of leverage, as described in this prospectus, will tend to increase the Fund’s interest rate risk. For example, a change in market interest rates could adversely impact the Fund’s ability to utilize leverage due to an increase in the cost of Borrowings, which could reduce the Fund’s net investment income.

The investment vehicles in which the Fund may invest may be similarly subject to the foregoing interest rate risks. In addition, rising interest rates could affect the ability of the operating companies in which the Fund may directly or indirectly invest to service their debt obligations and, therefore, could adversely impact the Fund’s investments in such companies.

Leverage Risks. The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock, including Series A Preferred Stock, that the Fund may pay, will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•	the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There can be no assurances that a leveraging strategy will be successful. See “Use of Leverage” and “Risks—Leverage Risks.”

The Fund had outstanding 1,656,000 shares of Series A Preferred Stock. The Fund is subject to various requirements and restrictions under its Series A Preferred Stock that may be even beyond, and possibly more stringent than, the restrictions imposed by the 1940 Act. These requirements may include asset coverage and/or restrictions relating to portfolio characteristics such as portfolio diversification. In order to comply with these requirements, the Fund may be required to take certain actions, such as reducing its Borrowings or redeeming shares of its preferred stock, including Series A Preferred Stock. Similar to its management of the repurchase policy, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets or sell a portion of its portfolio investments during times and at prices when it otherwise would not do so in order to accomplish such actions. Accordingly, such actions could reduce the net earnings or returns to Shareholders over time, and such impact would be magnified when preferred stock is outstanding as the Fund would be required to make provision for both the potential need to redeem shares of its preferred stock and its obligation to repurchase Shares pursuant to the repurchase policy. Moreover, the Fund also may be required to reduce Borrowings or redeem shares of its preferred stock, including Series A Preferred Stock, from time to time to permit it to repurchase Shares pursuant to the repurchase policy in compliance with the Fund’s asset coverage requirements. The use of leverage increases expenses borne by the Shareholders.

As a result of the changes in net assets attributable to Shares due in part to the quarterly repurchases of Shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio may fluctuate, sometimes rapidly and unpredictably, and such changes could make it more difficult for the Adviser to manage the Fund’s leverage and asset coverage requirements and thereby magnify the risks associated with leverage.

Liquidity Risks. Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. In addition, although the Fund conducts quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an alternative credit platform or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Risks. Overall stock market risks may affect the value of the Fund. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Non-Diversification Risk. The Fund is classified as non-diversified, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Not a Complete Investment Program. The Fund is not intended to be a short-term trading vehicle. An investment in the Shares should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Potential Conflicts of Interest. The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the Shareholders on the other. See “Risks—Structural and Market-Related Risks—Potential Conflicts of Interest.”

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities or borrowers may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Alternative Credit and certain Alternative Credit Instruments. In addition, although in most cases the Fund is not currently required to hold a license in connection with the acquisition and ownership of Alternative Credit, certain states require (and other states could in the future take a similar position) that lenders under alternative credit platforms or holders of Alternative Credit investments be licensed. Such a licensing requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, the Fund intends to obtain such licenses in order to pursue its investment strategy.

Repurchase Policy Risks. Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “Repurchase Policy” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Subsidiary Risk. By investing through its Subsidiaries (if any), the Fund is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this Prospectus applicable to the Fund). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund.

Federal Tax Matters. The Fund intends to elect to be treated as and to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to qualify as a regulated investment company, it must meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. However, the excise tax may apply to the Fund from time to time depending upon distribution levels. See “U.S. Federal Income Tax Matters.”

Determination of Net Asset Value. NAV per Share is determined daily. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. With respect to investments in Alternative Credit Instruments, the Fund will generally utilize prices provided by an independent valuation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at their direction. See “Determination of Net Asset Value” and “Risks—Structural and Market-Related Risks—Valuation Risk” below.

Investor Suitability. An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. See “Investor Suitability.”

Administrator, Custodians and Transfer Agent. U.S. Bancorp Fund Services, LLC (“USBFS”) is the Fund’s administrator. Under an Administration Servicing Agreement, USBFS is responsible for calculating NAVs, with oversight from the Board of Directors, and providing additional fund accounting and tax services, fund administration and compliance-related services. USBFS is entitled to receive a monthly fee at the annual rate of 9 basis points of the Fund’s average net assets on the first $500 million, 7 basis points of the Fund’s average net assets on the next $500 million, and 5 basis points of the Fund’s average net assets on the assets over $1.0 billion. See “Summary of Fund Expenses.”

DST Systems, Inc. acts as the Fund’s transfer agent and registrar and is responsible for coordinating and processing all repurchase offers. U.S. Bank, N.A. is the custodian for the Fund’s cash and securities. Millennium Trust Company is the custodian for the Fund’s loans. See “Administrator, Custodians and Transfer Agent.”

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand certain fees and expenses that you, as a Shareholder, would bear directly or indirectly. The table is based on the capital structure of the Fund for the fiscal year ended June 30, 2019. The Fund’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Shares if the net assets of the Fund are less than $120,000,000. The following table assumes the use of leverage in an amount equal to 26% of the Fund’s net assets and shows Fund expenses as a percentage of net assets attributable to Shares.

As a Percentage of Net Assets Attributable to Shares (Assuming the Use of Leverage Equal to 26% of the Fund’s Net Assets)
Annual Expenses
Management fee (1)(2)	1.68%
Interest on borrowings and fees on Series A Preferred Stock (3)	2.03%
Other expenses
Loan Servicing Fees (4)	0.38%
All Other Expenses (5)	0.75%
Total annual expenses	4.84%
Net Fee waiver and expense recoupment (reimbursement) (6)(7)	0.00%
Total annual expenses after fee waiver and expense recoupment (reimbursement) (6)(7)	4.84%

Example (8)

The example illustrates the expenses you would pay on a $1,000 investment in the Shares, assuming (1) “Net annual expenses” of 4.84% of net assets attributable to Shares in year 1 and 4.84% of net assets attributable to Shares in years 2 through 10, (2) a 5% annual return, and (3) reinvestment of all dividends and distributions at NAV.

1 Year	3 Years	5 years	10 years
$48	$146	$243	$488

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

(1) The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.25% of the Fund’s average monthly Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). See “Management of the Fund.”

(2) The management fee is charged as a percentage of the Fund’s average monthly Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets includes borrowings for investment purposes and the liquidation preference of any preferred stock that may be outstanding.

(3) Fees on preferred stock are based on the issuance of Series A Preferred Stock in the amount of $41,400,000, the payment of quarterly dividends on such Series A Preferred Stock at a fixed annual rate of 5.875% of the liquidation preference and amortization of offering costs. The actual interest on borrowings and fees on preferred stock in the future may be higher or lower. See “Use of Leverage.” If the Fund did not incur borrowings or issue preferred stock or otherwise employ leverage, the Fund’s expenses would be as set out in the table below:

As a Percentage of Net Assets Attributable to Shares
Annual Expenses
Management fee (1)(2)	1.25%
Other expenses
Loan servicing fees (4)	0.29%
All other expenses (5)	0.73%
Total annual expenses	2.27%
Net Fee waiver and expense recoupment (reimbursement) (6)(7)	-0.03%
Total annual expenses after fee waiver and expense recoupment (reimbursement) (6)(7)	2.24%

(4) Loan servicing fees are paid to the applicable servicer of the underlying Alternative Credit.

(5) Based on estimated amounts for the current fiscal year, including offering expenses payable by the Fund with respect to its Shares that have been fully paid as of the date of this prospectus.

(6) The Adviser agreed to waive a portion of its management fee for the first two years of the Investment Advisory Agreement and, therefore, the Fund paid a monthly management fee computed at an annual rate of 0.95% of the average monthly Managed Assets for such two-year period which expired on August 19, 2018. See “Expense Reimbursement.”

(7) The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. The amount of any recovery, taken together with the fees and expenses of the Fund at the time of recovery, will not exceed the lesser of (i) the expense cap in effect at the time the expenses were reimbursed, and (ii) the expense cap in effect at the time the recovery is sought. Subject to the foregoing waiver or reimbursement of Fund expenses, the Shareholders will indirectly bear all of the expenses of the Fund. See “Expense Reimbursement.”

(8) The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Share net asset values. The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The differences in “Net annual expenses” among Year 1 and Years 2 through 10 reflect the inclusion of offering expenses with respect to its Shares during Year 1 (which offering expenses were paid in full as of the date of this prospectus), but not Years 2 through 10, and the application of the management fee waiver during Year 1, but not Years 2 through 10.

FINANCIAL HIGHLIGHTS

The information in the following table shows selected data for a share of common stock outstanding throughout the period listed below. The information in this table is derived from the Fund’s Financial Highlights audited by KPMG LLP, whose report on the 2019 financial statements and the financial highlights for the fiscal year ended June 30, 2019 is contained in the Fund’s 2019 Annual Report. The 2019 Annual Report is incorporated by reference into the Fund’s SAI and is available from the Fund upon request.

	For the Year Ended June 30, 2019		For the Year Ended June 30, 2018		Period from September 22, 2016(a) through June 30, 2017
Net asset value - beginning of period		$23.29	$25.15			$25.00
Income from investment operations:
Net investment income(b)		2.69	3.12			2.32
Net unrealized loss on investments		(2.54)	(2.46)			(0.93)
Total income from investment operations		0.15	0.66			1.39

Less distributions:
From net investment income		(1.22)	(2.52)			(1.24)
From tax return of capital		(0.77)	—			—
Total distributions		(1.99)	(2.52)			(1.24)
Net increase (decrease) in net asset value		(1.84)	(1.86)			0.15
Net asset value - end of period		$21.45	$23.29			$25.15
Per common share market value - end of period		$20.40	$—			$—
Total Return based on net asset value(c)		0.66%	2.72%			5.67	%(d)
Total Return based on market value(c)		(4.26)%	2.72	%(i)		5.67	%(i)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)		$178,286	$260,320			$98,111
Ratio of expenses to average net assets excluding fee waivers, reimbursements and recoupments		5.60%	5.06%			6.98	%(e)
Ratio of expenses to average net assets including fee waivers, reimbursements, and recoupments(f)		5.65%	4.96%			2.97	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements		11.93%	12.34%			7.86	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements		11.99%	12.85%			11.87	%(e)
Portfolio turnover rate		46.8%	61.5%			62.8	%(d)
Preferred stock, end of period (in thousands)		$41,400	$41,400			$—
Average daily market price of outstanding preferred stock		$25.21	$25.23			$—
Facility loan payable (in thousands)		$—	$35,000			$—
Asset coverage per $1,000 of preferred stock(g)		$5,306	$4,407		$	N/A
Asset coverage per $1,000 of facility loan(h)	$	N/A	$9,621		$	N/A

(a)	Commencement of operations.

(b)	Based on average shares outstanding during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total return is calculated assuming a purchase of shares at the beginning of the period and a sale at the closing price on the last day of the period reported (exluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan. The Fund began trading on the New York Stock Exchange on June 12, 2019 under the ticker symbol RSF. Formerly the Fund was known as RMPLX and was purchased directly. Market price returns are a blend of the NAV return until June 11th, 2019 combined with the market price return thereafter. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio includes leverage expenses and loan service fees of 3.26%, 2.65% and 1.02%, respectively, that are outside the expense limit.

(g)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings and preferred stock at the end of the period divided by credit facility borrowings and preferred stock outstanding at the end of the period.

(h)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings and preferred stock at the end of the period divided by credit facility borrowings outstanding at the end of the period.

(i)	For periods prior to the Fund’s listing on the New York Stock Exchange, NAV returns are disclosed.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act, that is operated as an interval fund. The Fund was organized as a Maryland corporation on June 9, 2015. The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is (312) 832-1440.

As of March 16, 2020, the Fund, which has been authorized to issue up to 40,000,000 shares of the Shares, had 6,132,314 of such Shares outstanding (none of which was held by the Fund or for its account as of such date) and net assets applicable to such Shares of $119,612,045. In addition, as of March 16, 2020, the Fund had outstanding 1,656,000 shares of 5.875% Series A Term Preferred Stock Due 2024 (“Series A Preferred Stock”).

A RiverNorth Fund may purchase Shares. A RiverNorth Fund would be deemed to control the Fund until it owns less than 25% of the outstanding Shares. As a result of any such purchases, one or more RiverNorth Funds could become a controlling shareholder of the Fund and, in such a case, such Fund(s) would be able to exercise a controlling influence in matters submitted to a vote of the holders of the Fund’s Shares (“Shareholders”). See “Risks—Structural and Market-Related Risks—Controlling Shareholder Risk.”

USE OF PROCEEDS

The Adviser anticipates that the investment of the net proceeds of the offering of Shares will be made in accordance with the Fund’s investment objective and policies as soon as practicable after receipt by the Fund, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds. Pending investment of the net proceeds, the Fund may invest in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategies and Policies.” In addition, the Fund may use such proceeds to pay distributions to Shareholders.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Shares and Series A Preferred Stock of the Fund, voting together as a single class, and the holders of the outstanding Series A Preferred Stock, if any, voting as a single class.

Investment Strategies and Policies

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund's Advisor (as defined below) believes offer attractive opportunities for income. These companies may include, but are not limited to, banks, thrifts, finance companies, lending platforms, BDCs, REITs, SPACs, private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the 1940 Act), brokerage and advisory firms, insurance companies and financial holding companies. Together, these types of companies are referred to as “financial institutions.” The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange-traded funds and registered closed-end funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such income-producing securities in which the Fund may invest may include, without limitation, corporate debt securities, U.S. government debt securities, short-term debt securities, asset backed securities, exchange-traded notes, loans, including secured and unsecured senior loans, Alternative Credit (as defined below), CLOs and other structured finance securities, and cash and cash equivalents.

The Fund’s alternative credit investments may be made through a combination of: (i) investing in loans to SMEs; (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit, (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”). The Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments, except that the Fund will not invest greater than 45% of its Managed Assets in the securities of, or loans originated by, any single platform (or a group of related platforms) and the Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s Managed Assets. See “Risks—Investment Strategy Risks—Platform Concentration Risk.” The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. As a fundamental policy (which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund), the Fund will not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund has no intention as of the date of this Prospectus to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and, prior to such time, will amend the Prospectus to provide additional information on such investments, including the associated risks. For a general discussion of Alternative Credit and Alternative Credit Instruments, see “—Alternative Credit” below and “Investment Policies and Techniques—Alternative Credit” in the SAI. Unless the context suggests otherwise, all references to loans generally in this Prospectus refer to Alternative Credit.

Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. “Risks—Investment Strategy Risks—Credit and Below Investment Grade Securities Risk.” The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. See “Risks—Investment Strategy Risks.”

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

To the extent any affiliate of the Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Directors pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Directors of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.

Investment Philosophy and Process

The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Determination of Net Asset Value.”

The Adviser invests in Alternative Credit through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in alternative credit, the Adviser conducts due diligence on the platforms through which it seeks its Alternative Credit investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

Specialty Finance Lending

Specialty finance companies and other financial companies invest in a wide range of securities and financial instruments, including but not limited to private debt and equity, secured and unsecured debt, trust preferred securities, subordinated debt, and preferred and common equity as well as other equity-linked securities. These various securities offer distinct risk/reward features which may be more or less attractive during different points in the market cycle. Under normal market conditions, the Advisor will invest the Fund's Managed Assets in specialty finance companies with exposure to some or all of these kinds of securities.

Specialty finance companies provide capital or financing to businesses within specified market segments. These companies are often distinguished by their market specializations which allow them to focus on the specific financial needs of their clients. Specialty finance companies often engage in asset-based and other forms of non-traditional financing activities. While they generally compete against traditional financial institutions with broad product lines and, often, greater financial resources, specialty finance companies seek competitive advantage by focusing their attention on market niches, which may provide them with deeper knowledge of their target market and its needs. Specialty finance companies include mortgage specialists to certain consumers, equipment leasing specialists to certain industries and equity or debt-capital providers to certain small businesses. Specialty finance companies often utilize tax-efficient or other non-traditional structures, such as BDCs and REITs. “Risks—Investment Strategy Risks—Specialty Finance and Other Financial Companies Risk.”

Alternative Credit

General. Alternative credit is often referred to as “peer-to-peer” lending, which term originally reflected the initial focus of the industry on individual investors and consumer loan borrowers. In addition, the alternative credit platforms may retain on their balance sheets a portion of the loan portfolios they originate. In alternative credit, loans are originated through online platforms that provide a marketplace that matches small- and mid-sized companies and other borrowers seeking loans with investors willing to provide the funding for such loans. Since its inception, the industry has grown to include substantial involvement of institutional investors. These borrowers may seek such loans for a variety of different purposes, ranging, for example, from loans to fund elective medical procedures to loans for franchise financing. The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). The Fund intends to hold its Alternative Credit investments until maturity.

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. A small number of alternative credit platforms originate a substantial portion of the Alternative Credit investments in the United States. The Adviser intends to continue to build relationships and enter into agreements with additional platforms. However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner. In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in Alternative Credit. The Fund will enter into purchase agreements with platforms, which will outline, among other things, the terms of the loan purchase, loan servicing, the rights of the Fund to assign the loans and the remedies available to the parties. Although the form of these agreements are similar to those typically available to all investors, institutional investors such as the Fund (unlike individual retail investors) will have an opportunity to negotiate some of the terms of the agreement. In particular, the Fund will have greater negotiating power related to termination provisions and custody of the Fund’s account(s) relative to other investors due to the restrictions placed on the Fund by the 1940 Act, of which the platforms are aware. Pursuant to such agreements, the platform or a third-party servicer will typically service the loans, collecting payments and distributing them to the Fund, less any servicing fees, and the servicing entity, unless directed by the Fund, typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Fund expects to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Alternative Credit. See “Risks—Investment Strategy Risks—Platform Concentration Risk” and “Risks—Investment Strategy Risks—Servicer Risk”

In the United States, a platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. In addition, courts have recently considered the regulatory environment applicable to alternative credit platforms and purchasers of Alternative Credit. In light of recent decisions, if upheld and widely applied, certain alternative credit platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans would be subject to diminished returns and/or the platform subject to fines and penalties. As a result, large amounts of Alternative Credit purchased by the Fund (directly or indirectly) could become unenforceable or subject to diminished returns, thereby causing losses for Shareholders. See “Risks—Investment Strategy Risks—Regulatory and Other Risks Associated with Platforms and Alternative Credit.”

Alternative Credit and Pass-Through Notes. As noted above, the underlying Alternative Credit origination processes employed by each platform may vary significantly. The principal amount of each loan is then advanced to the borrower by the same or a different bank (the “funding bank”). The operator of the platform may purchase the loan from the funding bank at par using the funds of multiple lenders and then issues to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). As an alternative, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.

The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans. Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.

A platform operator is not obligated to make any payments due on Alternative Credit or Pass-Through Notes (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase Alternative Credit from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent Alternative Credit to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). The Fund itself will not directly enter into any arrangements or contracts with the collection agencies (and, accordingly, the Fund does not currently anticipate it would have, under current law and existing interpretations, substantial risk of liability for the actions of such collection agencies). At the same time, the relatively low principal amounts of Alternative Credit often make it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Alternative Credit may be secured (generally in the case of SME loans and real estate-related loans) or unsecured. For example, real estate Alternative Credit may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure Alternative Credit can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. See “Risks—Investment Strategy Risks.”

Generally, the Alternative Credit in which the Fund invests will fully amortize and will not be interest-only. However, in some sectors (e.g., real estate-related loans), the loans may be interest-only with the principal to be paid at the end of the term. An active secondary market for the Alternative Credit does not currently exist and an active market for the Alternative Credit may not develop in the future. Borrowers of Alternative Credit electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party. See “—Risk Considerations—Investment Strategy Risks” below for a discussion of the principal risks associated with the Fund’s investments in Alternative Credit and “Investment Policies and Techniques—Alternative Credit” in the SAI for additional discussion of Alternative Credit, including continued discussion of the regulatory landscape applicable to industry participants.

Asset-Backed Securities. The Fund also may invest in Alternative Credit, through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risks.”

Private Investment Funds. The Fund may invest up to 10% of its Managed Assets in private investment funds that invest in Alternative Credit. Under one such fund structure, the platform operator may form (i) an investment fund that offers partnership interests or similar securities to investors on a private placement basis, and (ii) a subsidiary that acts as the investment fund’s general partner and investment manager. The investment fund then applies its investors’ funds to purchase Alternative Credit originated on the platform (or portions thereof) from the operator. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Alternative Credit and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Alternative Credit through the private investment fund rather than directly from the operator of the platform. See “Risks—Investment Strategy Risks—Private Investment Funds Risk.”

Other Investments in Alternative Credit Instruments. The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. See “Risks—Investment Strategy Risks—Investments in Platforms Risk” and “Risks—Other Investment-Related Risks.”

The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Alternative Credit and/or other Alternative Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Alternative Credit and other instruments that the Fund may hold directly. As of the date of this Prospectus, the Fund did not own any Subsidiaries. See “Risks—Structural and Market-Related Risks—Subsidiary Risk.”

Business Development Companies

BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, financing a BDC includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund is not limited with respect to the specific types of BDCs in which it invests. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. See “Risks—Investment Strategy Risks—Business Development Company Risk.”

Closed-End Funds

Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. “Risks—Investment Strategy Risks—Closed-End Investment Companies Risk.”

REITs and Other Mortgage-Related Securities

REITs are financial vehicles that pool investors' capital to invest primarily in income-producing real estate or real estate-related loans or interests. REIT shares are typically listed for trading in the secondary market on a U.S. securities exchange. REITs can generally be classified as "Mortgage REITs," "Equity REITs" and "Hybrid REITs." Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund focuses its Mortgage REIT investments in companies that invest primarily in U.S. Agency, prime-rated and commercial mortgage securities. U.S. Agency securities include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents, royalties and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Some REITs which are classified as Equity REITs provide specialized financing solutions to their clients in the form of sale-lease back transactions and triple net lease financing. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject generally to risks associated with REITs. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code. Similar to BDCs, the securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. The Fund invests primarily in REIT shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of REIT shares or invest in certain debt instruments issued by REITs. The Fund is not limited with respect to the specific types of REITs in which it invests. The Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Other mortgage-related securities in which the Fund may invest include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

The Fund also may invest in mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

In addition, the Fund may invest in other types of asset-backed securities that are offered in the marketplace. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the underlying assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risk, Mortgage-Backed Securities Risk and Real Estate Investment Risk.”

Special Purpose Acquisition Companies

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Investment Funds

Private Investment Funds may require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in private investment funds, the Fund can offer shareholders access to certain asset managers that may not be otherwise available to them. The Fund seeks to leverage the relationships of the Adviser to gain access to private investment funds on terms consistent with those offered to similarly-sized institutional investors. Furthermore, the Fund believes that investments in private investment funds offer opportunities for moderate income and growth as well as lower correlation to equity markets but will also be less liquid.

Collaterized Loan Obligations

CLOs are securitization vehicles that pool a diverse portfolio of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). In cash flow CLOs, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs fund the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 to 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.

Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 to 5 years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO beaches an interest coverage test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the coverage test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls). See “Risks—Investment Strategy Risks—CLO Risk.”

Other Financial Companies

The principal industry groups of financial companies include banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. Banks and savings institutions provide services to customers such as demand, savings and time deposit accounts and a variety of lending and related services. Brokerage firms provide services to customers in connection with the purchase and sale of securities. Investment management companies provide investment advisory and related services to retail customers, high net-worth individuals and institutions. Insurance companies provide a wide range of commercial, life, health, disability, personal property and casualty insurance products and services to businesses, governmental units, associations and individuals.

Equity Securities

Equity securities may include common stocks that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a company, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies such as issuing securities to management. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See “Risks— Other Investment-Related Risks—Equity Securities Risks”

Investment Grade Debt Securities

Investment grade bonds of varying maturities issued by governments, corporations and other business entities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as by governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. See “Risks—Investment Strategy Risk—Corporate Debt Risk and Other Investment-Related Risks—Debt Securities Risk.”

Non-Investment Grade Debt Securities

Fixed income securities of below-investment grade quality are commonly referred to as "high-yield" or "junk" bonds. Generally, such lower quality debt securities offer a higher current yield than is offered by higher quality debt securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Below-investment grade debt securities are rated below "Baa" by Moody's Investors Services, Inc. below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Advisor. See “Risks—Investment Strategy Risks—Fixed-Income Risk” and “Credit and Below Investment Grade Securities Risk”

Mortgage-Back Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the prepayments for reinvestment.

Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. See “Risks—Investment Strategy Risks—Mortgage-Backed Securities Risks”

Asset-Backed Securities

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities. See “Risks—Investment Strategy Risks—Asset-Backed Securities Risk”

Other Securities

New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

EXPENSE REIMBURSEMENT

For a period of two years from the effective date of the Fund’s Investment Advisory Agreement, the Adviser has contractually agreed to waive or reimburse expenses of the Fund (excluding brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to ensure that the Fund’s total annual operating expenses do not exceed 1.95% of the Fund’s average daily Managed Assets for such period. This agreement may only be terminated by the Board of Directors. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The amount of any recovery, taken together with the fees and expenses of the Fund at the time of recovery, will not exceed the lesser of (1) the expense cap in effect at the time the expenses were reimbursed, and (2) the expense cap in effect at the time the recovery is sought.

USE OF LEVERAGE

As of the date of this prospectus, the Fund utilized, and intends to continue to utilize, leverage for investment and other purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the 1940 Act.

On September 5, 2017, the Fund entered into a credit agreement with The Huntington National Bank as lender (the “Credit Agreement”), which provided the Fund with a maximum Borrowing capacity of $20 million. On December 6, 2019, the Credit Agreement was terminated.

As of March 16, 2020, the Fund had outstanding 1,656,000 shares of Series A Preferred Stock. For the fiscal year ended June 30, 2019, the average liquidation preference since the issuance of such Series A Preferred Stock was approximately $25.00. The Series A Preferred Stock ranks senior in right of payment to the Shares. As of March 16, 2020, the Fund’s leverage from Borrowings and its issuance of Series A Preferred Stock was approximately 26% of its Managed Assets.

There is no assurance that the Fund will increase the amount of its leverage or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is also possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Shares pursuant to this prospectus, there could be an adverse impact on the return to Shareholders.

As noted above, under the 1940 Act, the Fund generally is not permitted to incur Borrowings unless immediately after the Borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount. Also, under the 1940 Act and as noted above, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). Furthermore, the Fund is not permitted to declare any cash dividend or other distribution on its Shares, or repurchase its Shares, unless, at the time of such declaration or repurchase, the Borrowings have an asset coverage of at least 300% and the preferred stock has an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price (as the case may be). Any prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Borrowing or purchase or redeem any outstanding shares of preferred stock to the extent necessary in order to maintain the required asset coverage. Holders of shares of preferred stock, including Series A Preferred Stock (“preferred shareholders”), voting separately, are entitled to elect two of the Fund’s directors. The remaining directors of the Fund are elected by Shareholders and preferred shareholders voting together as a single class. In the event the Fund would fail to pay dividends on its preferred stock for two years, the preferred shareholders would be entitled to elect a majority of the directors of the Fund.

In addition to the requirements under the 1940 Act, the Fund is subject to various requirements and restrictions under its Series A Preferred Stock. The requirements and restrictions with respect to the Fund’s preferred stock, including the Series A Preferred Stock, may be more stringent than those imposed by the 1940 Act, which may include certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the Fund’s preferred stock; however, it is not anticipated that they will impede the Adviser from managing the Fund’s portfolio and repurchase policy in accordance with the Fund’s investment objective and policies. Nonetheless, in order to adhere to such requirements and restrictions, the Fund may be required to take certain actions, such as reducing its Borrowings and/or redeeming shares of its preferred stock, including Series A Preferred Stock, with the proceeds from portfolio transactions at what might be an in opportune time in the market. Such actions could incur transaction costs as well as reduce the net earnings or returns to Shareholders over time. In addition to other considerations, to the extent that the Fund believes that these requirements and restrictions would impede its ability to meet its investment objective or its ability to qualify as a regulated investment company, the Fund will not incur additional Borrowings or issue additional preferred stock.

In general, Borrowings may be at a fixed or floating rate and are typically based upon short-term rates. The Borrowings in which the Fund may incur from time to time may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. As noted above, the Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities issued by the Fund. Any Borrowing will likely be ranked senior or equal to all other Borrowings of the Fund and the rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Due to the Fund’s issuance of Series A Term Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Shares and shares of the Series A Term Preferred Stock in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, exceeds the then-current interest or payment rate and other costs on such Borrowings or preferred stock, the Fund will generate more return or income than will be needed to pay such interest or dividend payments and other costs. In this event, the excess will be available to pay higher dividends to Shareholders. If the net rate of return on the Fund’s investments purchased with Borrowings or the proceeds from the issuance of preferred stock, including Series A Term Preferred Stock, does not exceed the costs of such Borrowings or preferred stock, the return to Shareholders will be less than if leverage had not been used. In such case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Shareholders. In addition, the cost associated with any issuance and use of leverage is borne by the Shareholders and results in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings and the issuance of preferred stock by the Fund in the aggregate amount of approximately 35% of the Fund’s net assets, at a combined interest or payment rate of 5.875% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leverage expenses) must exceed 0.70% in order to cover such interest or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-14.15%	-7.42%	-0.70%	-6.03%	-12.75%

Share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

LISTED CLOSED-END FUND

The Fund is organized as a closed-end management investment company and its shares have been listed for trading on the NYSE since June 12, 2019. The Fund’s NAV per Share as of the close of business on March 16, 2020 was $19.51 per Share and last reported sale price of the Fund’s Shares, as reported by NYSE on that day was $15.82 per Share, representing a 18.91% discount to such NAV.

The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to NAV and there is a risk that you will not be able to sell your Shares at a price higher than or equal to NAV. This risk is separate and distinct from the risk that the Fund’s NAV will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and limited liquidity. See “Investory Suitability.”

Share Price Data

The Fund’s Shares are publicly held and have been listed and traded on the NYSE since June 12, 2019. The average weekly trading volume of the Fund’s Shares on the NYSE during the period from June 12, 2019 through March 16, 2020 was 88,223 Shares. The following table sets forth, for each the full fiscal quarter since the Fund’s Shares have been traded on the NYSE, the high and low closing sales prices for the shares on the NYSE, the NAV per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV. During this period, the Fund generally traded at a discount and the average weekly discount to the NAV was 9.10%.

	High Sales Price	Low Sales Price	Preceding Net Asset Values Per Share[2]		Discount (-) or Premium (+)[3]
Fiscal Quarter Ended	Per Share[1]	Per Share[1]	High	Low	High	Low
December 31, 2019	$19.10	$18.05	$20.74	$20.12	-7.91%	-10.31%
September 30, 2019	$19.79	$18.24	$21.47	$21.09	-7.82%	-13.51%

(1)	As reported on the NYSE. During periods in which the Fund's shares traded at the high or low price for more than one day, the information is provided with respect to the trading day on which the discount or premium was greatest.

(2)	The NAV per share calculated by the Fund as of the date of each high sales price in the first column and each low sales price in the second column. Thus, this column does not necessarily show the highest or the lowest NAV per share during the period.

(3)	This column shows the discount or premium that the high and low sales prices in the first two columns bore to the respective, preceding NAVs in the third column. It does not necessarily show the highest or lowest discount or premium during the period.

On March 16, 2020, the NAV per Common Share was $19.51, trading prices ranged between $15.37 and $16.00 (representing a discount to NAV of 21.22% and 17.99%, respectively) and the closing price per Common Share was $15.82 (representing a discount to NAV of 18.91%).

RISKS

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below before investing in the Shares.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and individual situation and (ii) consider factors such as an investor’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

Investment Strategy Risks:

The risks listed below are in alphabetical order and specifically apply to the investments of the Fund. See below under “—Other Investment-Related Risks” for a discussion of additional risks associated with the Fund’s investments. In addition, see “Investment Policies and Techniques—Alternative Credit” in the SAI for additional risks of investing in Alternative Credit Instruments.

Asset-Backed Securities Risks

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Alternative Credit default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Business Development Company Risk

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group.

To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. BDCs generally qualify as "regulated investment companies" under the federal tax laws and, provided they distribute all of their income in the time and manner as required by the tax law, generally will not pay federal income taxes.

BDCs in which the Fund typically invests may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises. During the last recession, U.S. and global capital markets experienced a period of disruption caused by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments and the failure of major financial institutions. These events had material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or otherwise increased the costs of such capital and/or resulted in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. While current conditions have improved, a return of severe disruption and instability in the financial markets or deterioration in credit and financing conditions could have a material adverse effect on the profitability, financial condition and operations of the BDCs in which the Fund invests.

The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Advisor may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

CLO Risk

CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, such as in the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that our investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The Fund’s portfolio of investments may lack diversification among CLO securities which may subject it to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code, the Fund will not have fixed guidelines for diversification, will not have any limitations on the ability to invest in any one CLO, and the Fund’s investments may be concentrated in relatively few CLO securities. As the portfolio may be less diversified than the portfolios of some larger funds, the Fund is more susceptible to failure if one or more of the CLOs in which it is invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns realized may be significantly adversely affected if a small number of investments perform poorly or if down the value of any one investment needs to be written down. The Fund may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing its risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

To the extent the Fund invests in CLO securities and, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, the Fund bears the ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. The Fund also remains obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of the Shares bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment vehicles in which the Fund invests. The Fund’s investments in CLOs, which are financing structures created prior to and in anticipation of CLO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles, in each case structured as 3(c)(1) or 3(c)(7) funds, are not included for purposes of the Fund’s 15% limitation on private investment funds.

The Fund pays management and incentive fees to the Adviser and reimburses the Adviser for certain expenses it incurs. As a result, investors in the Fund’s securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

The Fund invests primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available regarding the collateral held by such CLOs than if the Fund had invested directly in the debt of the underlying obligors. As a result, shareholders do not know the details of the collateral of the CLOs in which the Fund invests. In addition, none of the information contained in certain monthly reports nor any other financial information in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments are complicated. In particular, reported earnings from CLO equity securities are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow. The tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

The Fund will rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage risks. The Fund will also rely on CLO collateral managers to act in the best interests of the CLOs. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of the investments.

In addition, the CLOs are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Some of the CLOs may constitute “passive foreign investment companies,” or “PFICs.” If the Fund acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether any distributions were received from such PFIC. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in its income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, it may have to sell some investments at times and/or at prices not considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect operating results and cash flows. Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect operating results and cash flows.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the precise effect of such competition cannot be determined, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. The Fund can offer no assurances that it will deploy all of its capital in a timely manner or at all. Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs.

Closed-End Investment Companies Risk

The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, NYSE American (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in shares of closed-end funds that are not listed on an exchange. Such non-listed closed-end funds are subject to certain restrictions on redemptions and no secondary market exists. As a result, such investments should be considered illiquid.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

BDCs are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.  While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Competition for Assets Risk

The current market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and Alternative Credit Instruments as the alternative credit industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments and establish more relationships with platforms than the Adviser. A platform with which the Fund has entered into an arrangement to purchase Alternative Credit Instruments may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such platform. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in Alternative Credit Instruments, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in Alternative Credit Instruments. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk. See “—Platform Concentration Risk.”

The commercial lending business is highly competitive and Alternative Credit platforms compete with other Alternative Credit platforms as well as larger banking, securities and investment banking firms that have substantially greater financial resources. There can be no guarantee that the rapid origination growth experienced by certain platforms in recent periods will continue. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for Alternative Credit investments and other Alternative Credit Instruments with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek Alternative Credit and investor ability and desire to invest in Alternative Credit and other Alternative Credit Instruments.

Corporate Debt Risks

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, as well as instruments that may be of credit quality comparable to securities rated below investment grade by a NRSRO. Such below investment grade securities are commonly referred to as “junk” or “high yield” securities. Such securities instruments of comparable credit quality, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. In addition, these securities and instruments of comparable credit quality are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities or instruments of comparable credit quality tend to be very volatile, and these instruments are generally less liquid than investment grade securities.

Credit and Interest Rate Analysis Risk

The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding loan may be lower, in some cases significantly lower, than expected.

Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance. See “—Information Technology Risk” below.

The interest rates on loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the loans may adversely impact the ability of the Fund to receive returns on its instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate-related loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan. See “Investment Policies and Techniques—Alternative Credit—Additional Considerations with Regard to Real Estate Alternative Credit Instruments” in the SAI for additional discussion of real estate-related loans and the risks associated with such loans. See also “—Platform Reliance Risk” below.

Credit Risk

Certain of the loans in which the Fund may invest may represent obligations of SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on the Fund’s investment in loans, the delinquency and default experience on the these instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of the Fund’s investment in loans when analyzing an investment in the Shares.

Default Risk

The ability of the Fund to generate income through its investment in loans is dependent upon payments being made by the borrower underlying such instruments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. As of March 16, 2020, approximately 4.17% of the Fund’s Managed Assets were invested in defaulted loans.

A substantial portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. After a limited period of time following the final maturity date of a Pass-Through Note (typically, a year), platforms may not have any obligation to make late payments to the lenders even if the borrower has submitted such a payment to the platform. In such case, the platform is entitled to such payments submitted by the borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan.

The Fund’s investment in certain loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the platform’s ability to collect on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Where a borrower is an individual, if he or she dies while the loan is outstanding, his or her estate may not contain sufficient assets to repay the loan or the executor of the estate may prioritize repayment of other creditors. Numerous other events could impact an individual’s ability or willingness to repay a loan, including divorce or sudden significant expenses.

A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s personal liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Fixed Income Risk

Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. Fixed income risks include components of the following additional risks:

•	Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

•	High Yield Securities/Junk Bond Risk. The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

•	Government Risk. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. All U.S. Government obligations are subject to interest rate risk.

•	Interest Rate Risk. The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of a shareholder’s investment in the Fund. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

•	Sovereign Obligation Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

Fraud Risk

The Fund is subject to the risk of fraudulent activity associated with the various parties involved in the Fund’s lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk

Multiple banks may originate loans for lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the platforms that originate the Fund’s investment in loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk

The Fund is not subject to any geographic restrictions when investing in loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Fund’s investment in loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of the Fund’s investment in loans is comprised of loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the loans and could impact Fund performance. Further, the concentration of the loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Information Technology Risk

Certain of the Fund’s investment in loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of such loans and to service and administer loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.

In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the loans originated by the platform.

The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.

The Adviser is also reliant on information technology to facilitate the loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of loans.

Investments in Platforms Risk

The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

•	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	often operate at a financial loss;

•	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

•	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position.

The success of a platform is dependent upon payments being made by the borrowers of loan originated by the platform. Any increase in default rates on a platform’s loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform. See also “—Small and Mid-Capitalization Investing Risk.”

Illiquidity Risk

Alternative Credit investments generally have a maturity between six months to five years. Investors acquiring Alternative Credit investments and other Alternative Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Alternative Credit investments and other Alternative Credit Instruments may not be registered under the Securities Act, and are not listed on any securities exchange. Accordingly, those Alternative Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Alternative Credit investments and such other Alternative Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Alternative Credit investments until maturity. The Fund may not be able to sell any of its Alternative Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Alternative Credit Instruments may be adversely affected. Moreover, certain Alternative Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

The Fund may also invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may lapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Limited Operating History of Platforms Risk

Many of the platforms, and alternative credit in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Alternative Credit and the long term outlook of the industry is uncertain. In addition, because Alternative Credit investments are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Market Discount From Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value per common share could decrease as a result of its investment activities. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of the Fund’s distributions, the Fund’s expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Alternative Credit and Pass-Through Notes Risk

Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit.

Furthermore, Alternative Credit may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Alternative Credit investment will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Alternative Credit investment, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Mortgage-Backed Securities Risks

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

•	Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. The Fund may also purchase securities that are not guaranteed. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called “sub-prime” mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

The United States government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 may adversely affect the real estate market and the value of real estate assets generally. In December 2017, the Federal Housing Finance Agency (“FHFA”), as conservator of Freddie Mac and Fannie Mae, announced that it would allow each entity to retain a capital reserve of $3 billion, which the FHFA considers sufficient to cover fluctuations in each of Freddie Mac’s and Fannie Mae’s enterprise operations. It is unclear at this time what the ultimate impact of the conservatorship will be.

The FHFA has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

•	Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

•	Illiquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

•	Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government gency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

•	Illiquidity of Mortgage Markets. The residential and commercial mortgage markets in the U.S. and abroad are currently facing additional economic pressures which create risks for investors in mortgage-related securities. In many instances, because of falling housing prices, the underlying collateral has resulted in devaluation, in some instances below the amount owned on the mortgage. This increases the possibility of foreclosure. Additionally, banks have increased loan underwriting requirements which limits the number of qualified real estate purchasers, putting further downward price pressure on properties on the market. This has resulted in excess supply of properties on the market generally and in certain geographic regions the impact of excess supply has put substantial downward pressure on the value of real estate in these regions.

•	Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Platform Concentration Risk

The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s).

A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by the Fund. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, the Fund’s portfolio performance.

An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Platform Reliance Risk

The Fund is dependent on the continued success of the platforms that originate the Fund’s Alternative Credit Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Alternative Credit investments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Alternative Credit originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

The Fund may have limited knowledge about the underlying Alternative Credit in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Alternative Credit Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described under “Investment Objective, Strategies and Policies—Investment Philosophy and Process.” As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Alternative Credit investment and borrower. See also “—Credit and Interest Rate Analysis Risk” above.

In addition, when the Fund owns fractional loans and certain other Alternative Credit Instruments, the Fund and its custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. See “—Servicer Risk” below.

Each of the platforms from which the Fund will purchase Alternative Credit Instruments retains an independent auditor to conduct audits on a routine basis.

Preferred Stock Risk

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Alternative Credit). In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the Fund will receive such prepayment amount, but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Private Investment Funds Risk

The Fund, as a direct and indirect holder of securities issued by private investment funds, will bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a private investment fund may be higher than if the manager of the private investment fund managed the Fund’s assets directly. The performance fees charged by certain private investment fund may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private investment fund are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private investment fund are not entitled to the protections of the 1940 Act. For example, private investment fund need not have independent boards, shareholder approval of advisory contracts may not be required, the private investment fund may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Investment Risk

The Fund invests in Real Estate Companies, such as REITs, which expose investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. In addition, to the extent a Real Estate Company has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.

•	Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.

•	Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

•	Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.

•	Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.

•	Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

•	Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings.

•	Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

•	Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; property damage due to events such as earthquakes, hurricanes, tornadoes, rodent, insect or disease infestations and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments and changes in tax law.

•	Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, reduced funding for schools, parks, garbage collection and other public services or environmental regulations also may have a major impact on real estate income and values.

•	Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties in which Real Estate Companies invest do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.

•	U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, the Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.

Regulatory and Other Risks Associated with Platforms and Alternative Credit

The platforms through which Alternative Credit are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. For example, these laws, rules and regulations may require extensive disclosure to, and consents from, applicants and borrowers impose fair lending requirements upon lenders and platforms and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Alternative Credit or collect on Alternative Credit.

Alternative Credit industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including unfair or deceptive practices. Moreover, Alternative Credit generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities. However, some borrower agreements contain arbitration provisions that would possibly limit or preclude class action litigation with respect to claims of borrowers.

As noted above, each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund. For example, one platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The platform must comply with that state’s licensing requirements and, if applicable, usury limitations. However, other states could seek to regulate the platform (or the Fund as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits, if any, of such jurisdiction, which could limit potential revenue for the Fund. In addition, it could further subject the platform (or the Fund) to such state’s licensing requirements.

Another platform, on the other hand, might follow a different model pursuant to which all loans originated by the platform must be made through a bank. The bank may work jointly with the platform to act as issuer, i.e., the true lender, of the loans sourced through the services of the platform or its website. However, if challenged, courts may instead determine that the platform (or the Fund as a lender under the platform) is the true lender of the loans. In fact, courts have recently applied differing interpretations to the analysis of which party should be deemed the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or seek damages or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform (or the Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, or subject to reduction in value or damages and the platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Adviser’s ability to continue to invest in certain or all Alternative Credit and other Alternative Credit Instruments and the Fund’s ability to pursue its investment objective and generate anticipated returns.

If the platforms’ ability to be the assignee and beneficiary of a funding bank’s ability to export the interest rates, and related terms and conditions, permitted under the laws of the state where the bank is located to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending or usury laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

In addition, numerous statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a creditor to enforce an Alternative Credit investment. If a platform or related entity were to go into bankruptcy or become the subject of a similar insolvency proceeding, the platform or related entity may stop performing its services with respect to the Alternative Credit. For example, if the servicer of the Alternative Credit investment is involved in such a proceeding, it may be difficult to find a replacement for such services. A replacement entity may seek additional compensation or revised terms with respect to the obligations of the servicer. The servicer may also have the power, in connection with a bankruptcy or insolvency proceeding and with the approval of the court or the bankruptcy trustee or similar official, to assign its rights and obligations as servicer to a third party without the consent, and even over the objection, of any affected parties. If the servicer is a debtor in bankruptcy or the subject of an insolvency or similar proceeding, this may limit the ability of affected parties to enforce the obligations of the servicer, to collect any amount owing by the servicer or to terminate and replace the servicer. A bankruptcy court may also reduce the monthly payments due under the related contract or loan or change the rate of interest and time of repayment of the indebtedness. Borrowers may delay or suspend making payments on Alternative Credit investments because of the uncertainties occasioned by the platform or its related entities becoming subject to a bankruptcy or similar proceeding, even if the borrowers have no legal right to do so. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on Alternative Credit will increase the potential bankruptcy risk to platforms and its related entities.

The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and alternative credit in particular also could impact the manner in which the alternative credit industry conducts its business. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense. For example, in May 2016, the U.S. Treasury Department issued a white paper regarding its review of the online alternative credit industry. The white paper provided policy recommendations, highlighted the benefits and risks associated with online alternative credit and set forth certain best practices applicable to established and emerging market participants, among other things. The white paper is part of a multi-stage process led by the U.S. Treasury Department, in consultation with other regulatory agencies, to inform appropriate policy responses. The U.S. Treasury Department’s focus on alternative credit signifies the increasing spotlight on the industry and could ultimately result in significant and sweeping changes to the current regulatory framework governing alternative credit. On July 31, 2018 the U.S. Treasury Department released its report on the regulatory landscape for financial technology, which was conceptually supportive of alternative credit and related financial technology practices. The OCC has proposed a new type of national bank charter for fintech companies which could include alternative credit lenders. That action is being challenged in court by state banking regulators. In late 2016 and 2017, both the OCC and the FDIC published guidance concerning third party lending relationships and specifically addressed managing risks related to alternative credit programs. In addition, some states such as California are requesting information from alternative credit lenders and other states such as Colorado are engaging in litigation with alternative credit lenders and the bank funding model. New York issued a report in July 2018 on online lending calling for additional regulation and licensing. It is anticipated that continued evolution of the regulatory landscape will affect alternative credit and platform operators. See “—Risks Associated with Recent Events in the Alternative Credit Industry.”

Risk of Adverse Market and Economic Conditions

Alternative Credit default rates, and Alternative Credit generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Alternative Credit may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on Alternative Credit to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall alternative credit industry.

Risks of Concentration in the Financials Sector

A fund concentrated in a single industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes. Thus, the Fund’s concentration in securities of companies within industries in the financial sector may make it more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

Risk of Inadequate Guarantees and/or Collateral of Alternative Credit

To the extent that the obligations under an Alternative Credit investment are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent an Alternative Credit investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Alternative Credit investment. For example, with respect to real estate-related loans, which include loans used for financing real estate-related transactions, the real property security for an Alternative Credit investment may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Alternative Credit investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

If a borrower of a secured Alternative Credit investment enters bankruptcy, an automatic stay of all proceedings against such borrower’s property will be granted. This stay will prevent any recovery and liquidation of the collateral securing such loan, unless relief from the stay can be obtained from the bankruptcy court. There is no guarantee that any such relief will be obtained. Significant legal fees and costs may be incurred in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit a sale of collateral free of any lien, to compel receipt of an amount less than the balance due under the Alternative Credit investment and to permit the borrower to repay the Alternative Credit investment over a term which may be substantially longer than the original term of the loan.

It is possible that the same collateral could secure multiple Alternative Credit investments of a borrower. To the extent that collateral secures more than one Alternative Credit investment, the liquidation proceeds of such collateral may not be sufficient to cover the payments due on all such loans.

Risk of Regulation as an Investment Company or an Investment Adviser

If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Alternative Credit investments, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Risks Associated with Recent Events in the Alternative Credit Industry

The alternative credit industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Alternative Credit (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Alternative Credit and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Alternative Credit Instruments, either from LendingClub specifically or in general with respect to any Alternative Credit Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving an alternative credit platform, or the inability for alternative credit platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the alternative credit industry as a whole and, therefore, the Fund’s investments in Alternative Credit Instruments.

There has been increased regulatory scrutiny of the alternative credit industry, including the recent U.S. Department of the Treasury white paper and report, the Office of the Comptroller of the Currency white paper and state investigations into alternative credit platforms in California and New York. In addition, an increasing number of lawsuits have been filed alleging that the platforms are the true lender and not the funding banks including by the State of Colorado against two platform operators. The West Virginia Attorney General challenged an arrangement where a consumer lender purchased and serviced loans made to residents of West Virginia by a South Dakota bank. The West Virginia courts found the nonbank consumer lender to be the true lender as it had the “predominant economic interest” in the loans. Because the rates charged by the non-bank lender exceeded usury limits, the loans were found to be unenforceable and the non-bank lender charged with penalties. The U.S. Supreme Court declined to hear an appeal of this case in 2015. In 2016, a borrower class action lawsuit was filed in New York federal court against LendingClub alleging among other theories that LendingClub was the true lender on loans it purchased from its funding bank. The court enforced the arbitration provision in the borrower’s loan agreement on an individual but not class basis. The case has since been settled. Two cases in California decided at approximately the same time came to different conclusions on this issue. A U.S. district court found the online lender to be the true lender. However, the court declined to award some $287 million in damages, but rather assessed a $10 million penalty based on the fact that the loan rates had been fully disclosed to borrowers. The damages award is being appealed. However, another U.S. district court in the same district found that loans made by a national bank and sold did not make the purchaser the true lender of the loans. In January 2017, the Attorney General of Colorado acting as Administrator of the state’s Uniform Consumer Credit Code filed lawsuits in state court against two online lending platforms. The state contends that the platform operators are the true creditors of the loans, not the originating bank. The defendants removed both actions to federal court. However, the federal court has remanded the actions back to state court. The originating banks offensively filed declaratory judgment actions in federal court in Colorado asking the court to find that federal law preempts Colorado state law. Both actions were dismissed, however, one action is being appealed. It is possible that similar litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties. See “—Regulatory and Other Risks Associated with Platforms and Alternative Credit” above.

Servicer Risk

The Fund expects that all of its direct and indirect investments in loans originated by alternative credit platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund. See “—Regulatory and Other Risks Associated with Platforms and Alternative Credit.”

Small and Mid-Capitalization Investing Risk

The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of alternative credit platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through an alternative credit platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks that apply to small capitalization companies apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of alternative credit platforms or other issuers that are small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Investments in instruments issued by, or loans of, small capitalization companies may also be more difficult to value than other types of investments because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

SME Loans Risk

The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. See also “—Small and Mid-Capitalization Investing Risk” above.

Specialty Finance and Other Financial Companies Risk

The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company's access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company's financial condition or prospects, could adversely affect such company's business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies.

Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

During the financial crisis of 2008, negative developments initially relating to the subprime mortgage market and subsequently spreading to other parts of the economy adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing more difficult. In addition, the liquidity of certain debt instruments was reduced or eliminated due to the lack of available market makers. These and other negative economic events in the credit markets also led some financial firms to declare bankruptcy, forced short notice sales to competing firms or required government intervention. While the overall financing environment has improved since 2008, further credit losses or mergers, acquisitions, or bankruptcies of financial firms could make it difficult for specialty finance and other financial companies to obtain financing on favorable terms or at all, which would seriously affect the profitability of such firms. Furthermore, accounting rule changes, including with respect to the standards regarding the valuation of assets, consolidation in the financial industry and additional volatility in the stock market have the potential to significantly impact specialty finance companies as well.

Specialty finance and other financial companies in general are subject to extensive governmental regulation, which may change frequently. For example, recent laws and regulations contain provisions limiting the way financial firms and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. Regulatory changes could cause business disruptions or result in significant loss of revenue to companies in which the Fund invests, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets and the Fund's investments in specialty finance and other financial companies. Specialty finance and other financial companies in a given country may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approval may have a material effect on the services offered by companies in the financial services industry. Governmental regulation may limit both the financial commitments banks can make, including the amounts and types of loans, and the interest rates and fees they can charge. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls and price controls.

Under current regulations of the SEC, the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its gross revenues from securities brokerage, underwriting or investment management activities. In addition, the Fund may not acquire more than 5% of the outstanding equity securities, or more than 10% of the outstanding principal amount of debt securities, of any such company. This may limit the Fund's ability to invest in certain specialty finance and other financial companies.

In addition to the risks of the Fund's investments in specialty finance and other financial companies generally, investments in certain types of specialty finance and other financial companies are subject to additional risks.

Banks may invest and operate in an especially highly regulated environment and are subject to extensive supervision by numerous federal and state regulatory agencies including, but not limited to, the Federal Reserve Board, the Federal Deposit Insurance Corporation and state banking authorities. Such regulation is intended primarily for the protection of bank depositors and customers rather than for the benefit of investors. Changes in regulations and governmental policies and accounting principles could adversely affect the business and operations of banks in which the Fund invests.

Savings institutions frequently have a large proportion of their assets in the form of loans and securities secured by residential real estate. As a result, the financial condition and results of operations of such savings institutions would likely be affected by the conditions in the residential real estate markets in the areas in which these savings institutions do business.

Investment management companies in which the Fund may invest operate in a highly competitive environment with investors generally favoring investment advisors with a sustained successful performance record. The performance of investment management companies may be affected by factors over which such companies have little or no control, including general economic conditions, other factors influencing the capital markets, the net sales of mutual fund shares generally and interest rate fluctuations.

Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

The performance of the Fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

SPAC Risks

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Student Loans Risk

In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Valuation Risk

Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board of Directors. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk

The treatment of Alternative Credit and other Alternative Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the alternative credit industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. Chapman and Cutler LLP has given the Fund its opinion that the issuer of such loans will be the identified borrowers in the loan documentation. However, if the IRS were to disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans, the Fund would not satisfy the regulated investment company diversification tests. Chapman and Cutler LLP has given its opinion that, if the Fund follows its methods of operation as described in the Registration Statement and its compliance manual, the Fund will satisfy the regulated investment company diversification tests.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies. See “U.S. Federal Income Tax Matters.”

Structural and Market-Related Risks:

The risks listed below are in alphabetical order and generally relate the structure of the Fund, as opposed to any specific investments of the Fund (which are listed under “—Investment Strategy Risks” and “—Other Investment-Related Risks”), and the risks associated with general market and economic conditions.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Shareholders of opportunities to sell their Shares. However, the Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make an election to be subject to the MCSAA. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Controlling Shareholder Risk

The Shares may be held by a Shareholder, such as a RiverNorth Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. As long as a RiverNorth Fund holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund. As a majority Shareholder, the RiverNorth Fund(s) also would have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Adviser is the investment adviser of the Fund and each of the RiverNorth Funds.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, Underwriter and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Distribution Policy Risks

The Fund makes distributions to Shareholders on a monthly basis in an amount equal to 10% annually of the Fund’s NAV per Share. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

A portion or all of any distribution of the Fund may consist of a return of capital. A return of capital represents the return of a Shareholder’s original investment in the Shares, and should not be confused with a dividend from profits and earnings. Such distributions are generally not treated as taxable income for the investor. Instead, Shareholders will experience a reduction in the basis of their Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Shares. Upon a sale of their Shares, Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Shareholder and the Shareholder’s federal income tax basis in the Shares sold, as adjusted to reflect return of capital. It is possible that a return of capital could cause a Shareholder to pay a tax on capital gains with respect to Shares that are sold for an amount less than the price originally paid for them. Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.

The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company. Depending upon the income of the Fund, such a year-end distribution may be taxed as ordinary income to investors.

Inflation/Deflation Risk

Inflation risk is the risk that the value of the Fund's assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's Financial Leverage could increase, which could further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed rate instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term fixed rate instruments are generally more sensitive to interest rate changes. The Fund’s investment in such instruments means that the NAV and market price of the Shares will tend to decline if market interest rates rise. These risks may be greater in the current market environment because interest rates are near historically low levels. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities and loans in which the Fund may invest, particularly given the current market environment. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates.

The Fund’s use of leverage, as described in this prospectus, will tend to increase the Fund’s interest rate risk. For example, a change in market interest rates could adversely impact the Fund’s ability to utilize leverage due to an increase in the cost of Borrowings, which could reduce the Fund’s net investment income.

The investment vehicles in which the Fund may invest may be similarly subject to the foregoing interest rate risks. In addition, rising interest rates could affect the ability of the operating companies in which the Fund may directly or indirectly invest to service their debt obligations and, therefore, could adversely impact the Fund’s investments in such companies.

Leverage Risks

The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock, including Series A Term Preferred Stock, that the Fund may pay will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•	the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There can be no assurances that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Shareholders of maintaining the leveraged position are believed by the Board of Directors to outweigh any current reduced return.

The Fund had outstanding 1,656,000 shares of Series A Preferred Stock. The Fund is subject to various requirements and restrictions under its Series A Preferred Stock that may be even beyond, and possibly more stringent than, the restrictions imposed by the 1940 Act. These requirements may include asset coverage and/or restrictions relating to portfolio characteristics such as portfolio diversification and credit rating criteria. In order to comply with these requirements, the Fund may be required to take certain actions, such as reducing its Borrowings or redeeming shares of its preferred stock, including Series A Preferred Stock. Similar to its management of the repurchase policy, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets or sell a portion of its portfolio investments during times and at prices when it otherwise would not do so in order to accomplish such actions. Accordingly, such actions could reduce the net earnings or returns to Shareholders over time, and such impact would be magnified when preferred stock is outstanding as the Fund would be required to make provision for both the potential need to redeem shares of its preferred stock and its obligation to repurchase Shares pursuant to the repurchase policy. Moreover, the Fund also may be required to reduce Borrowings or redeem shares of its preferred stock, including Series A Preferred Stock, from time to time to permit it to repurchase Shares pursuant to the repurchase policy in compliance with the Fund’s asset coverage requirements. The use of leverage increases expenses borne by the Shareholders.

The Fund borrowed pursuant to a leverage borrowing program, or obtained through the issuance of preferred stock, such as the Series A Term Preferred Stock, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Shareholders and the holders of preferred stock, including Series A Term Preferred Stock, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to its Shares or preferred stock, or to purchase Shares or preferred stock, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Shares unless all dividends on its preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See “Use of Leverage.” The Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the 1940 Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for preferred stock, including Series A Term Preferred Stock, or other leverage securities issued by the Fund. As noted above, these guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

As a result of the changes in net assets attributable to Shares due in part to the quarterly repurchases of Shares pursuant to the Fund’s repurchase policy, the Fund’s leverage ratio may fluctuate, sometimes rapidly and unpredictably, and such changes could make it more difficult for the Adviser to manage the Fund’s leverage and asset coverage requirements and thereby magnify the risks associated with leverage.

Liquidity Risks

Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. In addition, although the Fund conducts quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “Repurchase Policy—Suspension or Postponement of Repurchase Offer.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined below). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an alternative credit platform or individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Risks

Overall stock market risks may affect the value of the Fund. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Non-Diversification Risk

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Not a Complete Investment Program

The Fund is intended for investors seeking income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Shares should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Potential Conflicts of Interest

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or may in the future manage and/or advise, other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio manager may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio manager also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Adviser and its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. See “Management of the Fund—Investment Adviser” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser on the one hand and the Shareholders of the Fund on the other.

Regulation as Lender Risk

The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Alternative Credit and certain Alternative Credit Instruments. In addition, although in most cases the Fund is not currently required to hold a license in connection with the acquisition and ownership of Alternative Credit, certain states require (and other states could in the future take a similar position) that lenders under alternative credit platforms or holders of Alternative Credit investments be licensed. Such a licensing requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, the Fund intends to obtain such licenses in order to pursue its investment strategy.

Repurchase Policy Risks

Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “Repurchase Policy” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Subsidiary Risk

By investing through its Subsidiaries (if any), the Fund is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this Prospectus applicable to the Fund). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund.

Other Investment-Related Risks:

The risks listed below are in alphabetical order and generally apply to the principal investments the Fund may make. See “Investment Policies and Techniques—Additional Investments and Practices of the Fund” in the SAI for additional discussion of the risks associated with the Fund’s investments.

Debt Securities Risks

Debt securities are subject to various risks, including:

•	Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

•	Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Shares’ market price or the overall return of the Fund.

Distressed and Defaulted Instruments Risks

The Fund may invest in distressed instruments, which may include Alternative Credit Instruments. Investments in the instruments of financially distressed issuers involve substantial risks. These instruments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be wrong.

Other risks involved with distressed instruments include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. With distressed investing, there may be a time lag between when the Fund makes an investment and when the Fund realizes the value of the investment. In addition, the Fund may incur legal and other monitoring costs in protecting the value of the Fund’s claims.

Equity Securities Risks

The value of a particular equity security in which the Fund may invest may decrease. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. Equity securities tend to be more volatile than bonds and money market instruments. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Exchange-Traded Note Risks

The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity (for example, the Fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.

Investment Company Risks

The Fund will incur higher and additional expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices or operations of such other investment companies. To the extent that the Fund invests in one or more investment companies that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the performance of such investment companies, and that of the Fund, may be more volatile than investment companies that do not concentrate in a particular industry.

The investment companies in which the Fund invests are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of the investment companies in which it invests only when that information is made available to the public. The Fund cannot dictate how these companies invest their assets. The investment companies in which the Fund may invest may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus.

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs. ETFs may not be able to match or outperform their benchmarks.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one investment company to 3% of such company’s outstanding voting stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which the stockholders of the investment companies in which the Fund invests are solicited to vote, the Adviser may be required to vote its shares in such companies in the same proportion as shares held by other stockholders of those companies. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in certain ETFs in excess of the limits set forth in the 1940 Act subject to the terms and conditions set forth in such exemptive orders.

Restricted Instruments Risk

Investments in restricted instruments, including Alternative Credit Instruments and securities that have not been registered under the Securities Act and are subject to restrictions on resale, could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if eligible investors are unwilling to purchase these instruments. Restricted instruments may be difficult to dispose of at the price at which the Fund has valued the instruments and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted instruments generally is more volatile than that of more liquid instruments, which may adversely affect the price that the Fund recovers upon the sale of such instruments. Illiquid and restricted instruments are also more difficult to value, especially in challenging markets. Investment of the Fund’s assets in illiquid and restricted instruments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with Share repurchases) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted instruments. In order to dispose of an unregistered instrument, the Fund, where it has contractual rights to do so, may have to cause such instrument to be registered. A considerable period may elapse between the time the decision is made to sell the instrument and the time the instrument is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of instruments vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the instruments. In either case, the Fund would bear market risks during that period.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors has the overall responsibility for the management of the Fund. The Board of Directors generally oversees the actions of the Adviser and other service providers of the Fund. The name and business address of the directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth, a registered investment adviser, is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services. The Adviser is responsible for determining the Fund’s overall investment strategy and overseeing its implementation. RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of January 31, 2020, RiverNorth managed approximately $4.65 billion as adviser or subadviser for five registered open-end management investment companies, five other registered closed-end management investment companies, three private investment funds and an institutional separately managed account. See “Management of the Fund” in the SAI.

Portfolio Management

Patrick W. Galley, Andrew Kerai and Janae Stanton are responsible for implementing portfolio management decisions for the Fund.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Andrew Kerai is a co-portfolio manager of the Fund. Mr. Kerai joined RiverNorth in 2015 and serves as a Senior Credit Strategist for the Adviser. Andrew analyzes credit performance and portfolio positioning within the alternative credit strategy. Prior to joining RiverNorth, Mr. Kerai was a portfolio manager of an actively managed open-end mutual fund which invested in the equity securities of publicly-traded credit-focused investment funds, including business development companies (BDCs). Andrew was also an equity research analyst covering consumer and commercial lenders, credit card issuers, middle market commercial lenders, debt recovery companies and business development companies. He began his investment career as a portfolio analyst within high yield bonds and leveraged loans at Prudential Investments. Andrew graduated Summa Cum Laude from American University with a dual major in international finance and accounting. He has received the Chartered Financial Analyst (CFA) designation.

Janae Stanton is a co-portfolio manager of the Fund. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm’s alternative credit strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at an alternative credit platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

The Fund’s SAI provides information about the compensation received by the portfolio managers, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.25% of the Fund’s average monthly Managed Assets for the service it provides. The Adviser has agreed to waive a portion of such management fee for the first two years of the Investment Advisory Agreement and, therefore, the Fund will pay a monthly management fee computed at an annual rate of 0.95% of the average monthly Managed Assets for such two year period.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Shareholders on the other. Because leverage costs are borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Shareholders and not by holders of preferred stock or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to Shareholders for the periods during which such continuations occur.

In addition, under a License Agreement, the Adviser has consented to the use by the Fund of the identifying word or name “RiverNorth” in the name of the Fund, and to use of certain associated trademarks. Such consent is conditioned upon the employment of the Adviser or an affiliate thereof as investment adviser to the Fund. If at any time the Fund ceases to employ the Adviser or an affiliate as investment adviser of the Fund, the Fund may be required to cease using the word or name “RiverNorth” in the name of the Fund, and cease making use of the associated trademarks, as promptly as practicable.

Payments to Third Parties

The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other intermediaries for the purpose of introducing other intermediaries and investors to the Fund. Such payments by the Adviser may vary in frequency and amount. The payments may be based on the amount invested in the Fund or the NAV of the Fund as determined by the Adviser. The amount of these payments may be substantial and could create a conflict of interest between the intermediary receiving payments and the investor.

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs.

REPURCHASE POLICY

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase Shares on a pro-rata basis or may, subject to the approval of the Board of Directors, increase the number of Shares to be repurchased subject to the limitations described below. The Fund will maintain cash, liquid securities or access to borrowings in amounts sufficient to meet its quarterly repurchase requirements (as further described below). The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” above and “Investment Restrictions” in the SAI.

Shareholders will be notified in writing of each repurchase offer under the repurchase policy, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Board of Directors and will be based on factors such as market conditions, liquidity of the Fund’s assets and Shareholder servicing considerations. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Directors may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the regulations promulgated thereunder and other pertinent laws. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to Shareholders prior to the Repurchase Payment Deadline.

The Repurchase Request Deadline will be strictly observed. If a Shareholder or its financial intermediary fails to submit a Shareholder’s repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate the Shares until a subsequent repurchase offer, and the Shareholder will have to resubmit the request in that subsequent offer. Shareholders should advise their financial intermediaries of their intentions in a timely manner.

Repurchase Amounts

The Board of Directors, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to one of its fundamental policies, the Fund will offer to repurchase at least 5% of the total number of its Shares outstanding on the Repurchase Request Deadline. Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Directors.

If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Shares tendered for repurchase by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder or the Shareholder’s financial intermediary that the beneficial holder of such Shares actually owns fewer than 100 Shares. If Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not redeem any other Shares.

Notification to Shareholders

Notice of each repurchase offer will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. A Shareholder or its financial intermediary may require additional time to mail the repurchase offer to the Shareholder, to process the request and to credit the account with the proceeds of any repurchased Shares. The notice will:

•	contain information Shareholders should consider in deciding whether to tender their Shares for repurchase;

•	state the Repurchase Offer Amount;

•	identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date and the scheduled Repurchase Payment Deadline;

•	describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•	describe (i) the procedures for Shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline; and

•	set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fund’s website (http://www.rivernorth.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. The Fund does not currently charge a repurchase fee.

The Fund’s NAV per Share may change substantially in a short time as a result of developments with respect to the Fund’s investments. In that regard, the Fund’s NAV per Share may change materially between the date of notification of a repurchase offer and the Repurchase Request Deadline, and it may also change materially shortly after a Repurchase Request Deadline and the Repurchase Pricing Date, subjecting participating Shareholders to market risk. Nevertheless, the repurchase price will not be adjusted after the Repurchase Pricing Date. See “Determination of Net Asset Value.”

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders. Any such suspension would require the approval of a majority of the Board of Directors (including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Fund) in accordance with Rule 23c-3 of the 1940 Act and would further reduce the ability of Shareholders to redeem their Shares. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.

In addition to the foregoing, under Maryland law, the Fund would be prohibited from redeeming any shares if the distribution to fund such repurchase would cause either the Fund to be unable to pay its indebtedness as such indebtedness becomes due in the usual course of business or the corporation’s assets would be less than the sum of the corporation’s total liabilities plus, unless the Charter provides otherwise, the amount that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights in dissolution are superior to those receiving the distribution.

Liquidity Requirements

The Fund must maintain cash or other liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. As a result, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. See “—Consequences of Repurchase Offers” below. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board of Directors has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Directors will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Payment for repurchased Shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV. See “Risks—Structural and Market-Related Risks—Leverage Risks.”

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the reimbursement of expenses by the Adviser), to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants to redeem Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. See “Risks—Structural and Market-Related Risks—Repurchase Policy Risks” and “Risks—Structural and Market-Related Risks—Liquidity Risks.”

DETERMINATION OF NET ASSET VALUE

NAV per Share is determined daily. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. With respect to investments in Alternative Credit Instruments, the Fund will generally utilize prices provided by an independent valuation service, subject to review by the Board of Directors or its designee. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Directors or persons acting at its direction. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Risks—Structural and Market-Related Risks—Valuation Risk.”

The Board of Directors has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Directors) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Directors). Pursuant to the Fund’s valuation policies and procedures as adopted by the Board of Directors, the Fund’s holdings in Alternative Credit Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by a third-party pricing service and affirmed by the Committee. All fair value determinations are subject to review and ratification by the Board of Directors.

The Fund accounts for whole and fractional loans at the individual loan level for valuation purposes, and fractional loans are fair valued using inputs that take into account borrower-level data that is updated as often as the NAV of Fund Shares is calculated to reflect new information regarding the borrower or loan. Such borrower-level data will include the borrower’s payment history, including the payment, principal and interest amounts of each loan and the current status of each loan, which will allow the Adviser to determine, among other things, the historical prepayment rate, charge-off rate, delinquency and performance with respect to such borrower/loan. In addition, borrower-level data may include the following to the extent applicable and available: the guarantor of the borrower of an SME loan and financial statements, tax returns and sales data (in the case of SME loans).

The Fund, in accordance with the investment limitations approved by the Fund’s Board of Directors, will limit its investments in Alternative Credit to loans originated by platforms that will provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV of Fund Shares is calculated to reflect new information regarding the borrower or loan.

The Fund will not invest in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platforms relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans.

The processes and procedures described herein are part of the Fund’s compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

DISTRIBUTIONS

The Fund has adopted a distribution policy to provide Shareholders with a relatively stable cash flow. Under this policy, the Fund intends to declare and pay regular monthly distributions to Shareholders at a level rate. However, the amount of actual distributions that the Fund may pay, if any, is uncertain. The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital. Also, distributions will be prohibited at any time dividends on the Fund’s preferred stock, if any, are in arrears.

Any return of capital should not be considered by Shareholders as yield or total return on their investment in the Fund. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of Shares pursuant to this Prospectus (representing a return of capital originally invested in the Fund by Shareholders) and Fund borrowings. Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. See “Risks—Structural and Market-Related Risks—Distribution Policy Risks.” The Fund expects to declare its initial distribution approximately 90 days, and to pay that distribution approximately 120 days, after the completion of this offering, subject to market conditions. The distribution policy may be changed or discontinued without notice.

Dividends and other distributions generally will be taxable to Shareholders whether they are reinvested in Shares or received in cash, although amounts treated as a tax-free return of capital will reduce a Shareholder’s adjusted basis in its Shares, thereby increasing the Shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares. To the extent required by the 1940 Act and other applicable laws, a notice normally will accompany each distribution indicating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year. The Board of Directors reserves the right to change or eliminate the Fund’s distribution policy any time without notice.

If, with respect to any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, normally will be charged against the Fund’s capital. If, for any taxable year of the Fund, the total distributions exceed the sum of the Fund’s net investment income and net realized capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a Shareholder up to the amount of its tax basis in its Shares). A return of capital represents a return of a Shareholder’s original investment in the Shares and should not be confused with income or capital gain from this investment. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on the Shareholder’s subsequent taxable disposition of the Shares. The Fund’s final distribution, if any, in each calendar year may include any remaining net investment income undistributed during the year, as well as all undistributed net capital gains realized during the year.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore these payments may represent a reduction of the Shareholders’ principal investment. If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital Shares, or purchase any such capital Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund’s borrowings. Any limitation on the Fund’s ability to make distributions to Shareholders could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company under the Code. See “U.S. Federal Income Tax Matters” in the SAI.

The Fund may in the future seek to file an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to the Shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount. There can be no assurance that the staff of the SEC will grant such relief to the Fund.

The level distribution policies described above would result in the payment of approximately the same amount or percentage to Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any shares of preferred stock that the Fund may issue.

The Fund’s distribution policy may result in the Fund making a significant distribution in December of each year in order to maintain the Fund’s status as a regulated investment company.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Shares will be automatically reinvested by the Plan Administrator for Shareholders in the Fund’s Plan, in additional Shares. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and the Administration Fee will be higher than if such amounts had not been reinvested. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Shareholders and may re-invest that cash in additional Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

The Plan Administrator maintains all Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Shareholders who receive distributions in the form of Shares generally are subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their distributions in cash and, for this purpose, Shareholders receiving distributions in the form of Shares will generally be treated as receiving distributions equal to the fair market value of the Shares received through the plan; however, since their cash distributions will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

DESCRIPTION OF THE SHARES

The following summary of the terms of the Shares does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund is a corporation organized under the laws of Maryland. The Fund is authorized to issue 40,000,000 Shares, $0.0001 par value per share, and the Board of Directors, without obtaining Shareholder approval, may increase the number of authorized Shares. As of the date of this Prospectus, the Adviser owned of record and beneficially 0of the Shares, constituting 0% of the outstanding Shares.

In general, shareholders or subscribers for the Shares have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the Shares has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued Shares into other classes or series of stock and authorize the issuance of Shares without obtaining Shareholder approval.

Common Stock—Shares in the Fund

The Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each Share has equal voting, dividend, distribution and liquidation rights. The Fund’s Shares are listed for trading on the NYSE under the symbol “RSF.”

Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund preferred stock or borrowings are outstanding, Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, the Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued Shares.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock, including preferred stock, without the approval of the holders of the Shares. Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. As of March 16, 2020, 1,656,000 shares of Series A Preferred Stock are outstanding and the Fund may, from time to time, issue additional preferred stock in the future.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any preferred stock are unpaid.

The Fund’s preferred stock, including Series A Preferred Stock, has complete priority over the Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, preferred shareholders would be entitled to receive a preferential liquidating distribution before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with another fund or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

The Fund’s preferred shares, including Series A Preferred Stock, are required to be voting shares and to have equal voting rights with Shares. Except as otherwise indicated in this Prospectus of the SAI and except as otherwise required by applicable law, holders of Series A Preferred Stock would vote together with Shareholders as a single class.

The terms of the Fund’s preferred stock, including Series A Preferred Stock, provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated but unpaid dividends. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to Shares, while any issuance of preferred stock by the Fund would increase such leverage.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and Bylaws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law (the “MGCL”) and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common shares are registered under the Securities Exchange Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a stockholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors and the favorable vote of the holders of at least two-thirds of the Shares and shares of preferred stock (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with or into another corporation,

•	an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

•	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the Shareholder vote described above will not be required with respect to the foregoing transactions (other than those as to which Shareholder approval is required under federal or Maryland law) if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). In that case, if Maryland law requires Shareholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon by Shareholders of the Fund will be required. In addition, if the Fund has any preferred stock outstanding, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since September 24, 2015, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•	the election and removal of officers;

•	the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of two-thirds of the remaining directors in office shall be required);

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Shareholders);

•	Charter amendments and any other action requiring Shareholder approval; and

•	entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

Action by Shareholders

Under the MGCL, Shareholder action can be taken only at an annual or special meeting of Shareholders or, unless the charter provides for Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Shareholders generally. Similarly, adequate advance notice of Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Shareholders that such proposals be adopted. For Shareholder proposals to be included in the Fund’s proxy materials, the Shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders will be called by the Fund’s Secretary upon the written request of Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 40,000,000 Shares, and authorizes a majority of the Fund’s Board of Directors, without Shareholder approval, to increase the number of authorized Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation

•	A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”). In order to avail itself of the provisions of this Act, the Charter would have to be amended (which would require the approval of the holders of at least a majority of the votes entitled to be cast) and the Board of Directors would have to affirmatively elect to be subject to the MCSAA by a resolution. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Inhibiting a closed-end investment company’s ability to utilize the MCSAA is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, the Fund has exempted its Shares from the MCSAA, thereby disabling the Fund from electing to be subject to the MCSAA. In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make any such election.

Additionally, if the Fund were to amend its Charter and subsequently elect to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a Shareholder that acquires, holds and/or disposes of the Shares. This discussion reflects applicable income tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Unless otherwise noted, this discussion assumes the Shares are held by U.S. persons and that such shares are held as capital assets. Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”). If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years. The Fund intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution but may be subject to the excise tax from time to time depending upon distribution levels.

In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms. Chapman and Cutler LLP has given the Fund its opinion that the issuer of such loans will be the identified borrowers in the loan documentation. However, if the IRS were to disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans, the Fund would not satisfy the regulated investment company diversification tests. In addition, the IRS and court authorities interpreting the identity of the issuer for Alternative Credit Instruments other than Alternative Credit in the form of whole loans may be less clear. For example, pass-through obligations (obligations of an alternative credit platform that only create an obligation to pay a note purchaser to the extent that the lending platform receives cash) could be viewed as an indirect undivided interest in the referenced loans or they could be viewed as a derivative instrument referencing a pool of loans. If the pass-through obligations were characterized as an indirect undivided interest in the referenced loans, the IRS and court authorities would indicate that the issuers of such instruments were the referenced borrowers in the underlying loans. If the pass-through obligations were characterized as a derivative instrument referencing a pool of loans, the IRS and court authorities would indicate that the issuers of such instruments were the alternative credit platform. The Fund will take the position that the writer of Pass-Through Notes and Alternative Credit Instruments other than whole consumer and small business loans will be the issuer for the regulated investment company tests even if arguments could be made that the persons and small businesses referenced in such instruments were the persons liable for making payments.

Chapman and Cutler LLP has given its opinion that, if the Fund follows its methods of operation as described in the Registration Statement and its compliance manual, the Fund will satisfy the regulated investment company diversification tests.

In giving the opinions noted above, Chapman and Cutler LLP has assumed that any of the instruments and documents that have been entered into by the Fund that counsel has deemed pertinent to examine for purposes of providing such opinions (the “Transaction Documents”) will conform in all material respects to the form documents provided to Chapman and Cutler LLP. For purposes of the opinions, Chapman and Cutler LLP has assumed that the Fund will be operated in accordance with the Transaction Documents and the Registration Statement in all material respects and that the parties to the Transaction Documents will comply with the terms of the Transaction Documents in all material respects. Chapman and Cutler LLP has assumed that assets held by the Fund will be treated for federal income tax purposes as debt or interests in debt or derivatives referencing debt. The classification as debt for federal income tax purposes requires not only that the transaction be documented as such but also that the parties treat the transaction as debt. Thus, if each of the parties do not behave in a manner which is materially consistent with the obligations in the Transaction Documents, the assets of the Fund may have a different classification for federal income tax purposes than as described in the opinion of Chapman and Cutler LLP.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Shareholder will have all dividends and distributions automatically reinvested in the Shares (unless the Shareholder “opts out” of the Plan). For Shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the Shareholder takes them in cash or they are reinvested in additional Shares. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a Shareholder has held Shares. In addition, the Fund may make distributions of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s equity investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to a Shareholder and reports as a section 199A dividend in written statements furnished to the Shareholder. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided in each case certain holding period and other requirements are met.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her, or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to Shareholders annually. The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction, for qualified dividend income treatment, or treatment as Section 199A dividends.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a Shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares of the Fund that are trading at or above NAV, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The repurchase of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the Shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Shares from a Shareholder generally will be treated as a sale of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. If, after a repurchase a Shareholder continues to own, directly or by attribution, any Shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes and may affect the character of distributions as capital gain or ordinary income distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Shares generally are taxable events for Shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the Shareholder’s adjusted tax basis in the Shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the Shareholder’s holding period for the Shares is more than one year and short-term if it is one year or less. However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Shares should not, by itself, cause the Shareholder to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Shares paid to certain Shareholders who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. Shareholder of an investment in the Shares. Non-U.S. Shareholders should consult their tax advisers concerning the tax consequences of ownership of Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

CUSTODIANS AND TRANSFER AGENT

The Fund places and maintains its Alternative Credit investments, securities and cash in the custody of one or more entities meeting the requirements of Section 17(f) of the 1940 Act. For its investments in Alternative Credit, the Fund has engaged Millennium Trust Company, LLC, 2001 Spring Road #700, Oak Brook, Illinois 60523, a custodian with experience in the custody of loans originated through alternative credit platforms. For its services, Millennium Trust Company will receive a monthly fee based upon, among other things, the average value of the total loans of the Fund. See “Investment Objective, Policies and Strategies—Alternative Credit—Alternative Credit and Pass-Through Notes.”

U.S. Bank, N.A., located at 50 South 16th Street, Suite 2000, Philadelphia, Pennsylvania 19102 serves as the Fund’s custodian of the cash and securities owned by the Fund. For its services, U.S. Bank, N.A. receives a monthly fee based upon, among other things, the average value of the cash and securities of the Fund.

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar and is responsible for coordinating and processing all repurchase offers.

USBFS serves as the Fund’s administrator. Under an Administration Servicing Agreement, USBFS is responsible for calculating NAVs, with oversight from the Board of Directors, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. For its services, USBFS receives a monthly fee at the annual rate of 9 basis points of the Fund’s average net assets on the first $500 million, 7 basis points of the Fund’s average net assets on the next $500 million, and 5 basis points of the Fund’s average assets on the assets over $1.0 billion.

LEGAL MATTERS

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Fund and to the independent directors of the Fund. In addition, certain legal matters in connection with the Shares will be passed upon for the Fund by Chapman and Cutler LLP. Chapman and Cutler LLP has served as special tax counsel for the Fund as well. Chapman and Cutler LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free or charge through the SEC’s website (http://www.sec.gov).

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (800) 646-0148 (toll-free).

Table of Contents of the Statement of Additional Information

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	2
Alternative Credit	2
Additional Investments and Practices of the Fund	8
MANAGEMENT OF THE FUND	14
Investment Adviser	14
Investment Advisory Agreement	14
Portfolio Managers	14
Compensation of Portfolio Managers	15
Portfolio Manager Ownership of Fund Shares	15
Conflicts of Interest	15
Other Accounts Managed	16
Administrator	16
Codes of Ethics	16
FUND SERVICE PROVIDERS	17
Independent Registered Public Accounting Firm	17
Legal Counsel	17
Custodians and Transfer Agent	17
PORTFOLIO TRANSACTIONS	17
U.S. FEDERAL INCOME TAX MATTERS	18
Fund Taxation	18
Shareholder Taxation	20
Sale or Exchange of Shares	22
Other Taxes	23
BOARD MEMBERS AND OFFICERS	23
Director Ownership in the Fund	27
PROXY VOTING GUIDELINES	28
ADDITIONAL INFORMATION	28
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
APPENDIX A: PROXY VOTING GUIDELINES	A-1

RiverNorth Specialty Finance Corporation

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus.